UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  September 30, 2006

Date of reporting period:    September 30, 2006


ITEM 1.   REPORTS TO STOCKHOLDERS.


AllianceBernstein Bond Fund
Corporate Bond Portfolio


September 30, 2006

Annual Report


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 20, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund Corporate Bond Portfolio (the "Portfolio") for the annual reporting period ended September 30, 2006.

Investment Objective and Policies

This open-end fund seeks to maximize total returns from price appreciation and income. The Portfolio invests, under normal circumstances, at least 80% of its net assets in corporate bonds and other corporate debt securities. The Portfolio also invests in securities of non-corporate issuers. The Portfolio invests primarily in fixed-income securities considered investment grade but also invests in below investment-grade securities. The Portfolio may invest up to 50% of its assets in foreign (non-U.S.) fixed-income securities and in sovereign debt obligations. All of the Portfolio's investments, whether foreign or domestic, are U.S. dollar-denominated. The Portfolio may invest in debt securities with a range of maturities from short- to long-term.

Investment Results

The table on page 6 shows the Portfolio's performance compared to its new benchmark, the Lehman Brothers (LB) Baa U.S. Credit Index, and its old benchmark, the LB Long Baa U.S. Credit Index, for the six- and 12-month periods ended September 30, 2006. The Fund's benchmark was changed because the new benchmark contains securities whose duration is much more closely aligned with the Portfolio's strategy. Performance for the Lipper Corporate Debt BBB-Rated Funds Average has also been included. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some may have different investment policies and sales and management fees.

The Portfolio's Class A Shares outperformed the new benchmark, the LB Baa U.S. Credit Index, for the 12-month period ended September 30, 2006 and underperformed for the six-month period. Contributing positively during both periods was the Portfolio's exposure to high yield and crossover holdings, which outperformed during the 12-month period. Early in the period, the Portfolio's underweight to the leisure/entertainment industry, which underperformed, contributed positively to relative performance. The Portfolio's security selection within the cable media industry also contributed positively to performance during both periods.

Detracting from relative performance for both the six- and 12-month periods was the Portfolio's shorter-than-benchmark duration, especially in the final three months of the period, as fixed-income assets rallied. Also detracting from performance early in the period was the Portfolio's overweight position in the telecommunication industry, which underperformed.

Market Review and Investment Strategy

U.S. fixed-income returns were generally weak in the first three quarters of the 12-month period, buffeted by higher interest rates and continued U.S. Federal Reserve ("Fed") interest rate increases. In the third quarter, however, both fixed-income and eq-


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 1


uity markets bounced back strongly, sparked by evidence of a cooling U.S. economy led by a slowdown in the housing market, fading inflation concerns and the first U.S. monetary policy shift in more than two years. The Fed left the Fed funds rate unchanged at 5.25% in August and September, following 425 basis points of consecutive rate hikes. Yields across the maturity spectrum rose during the period as the Fed raised rates, with the 10-year yield gaining 30 basis points to end the period at 4.63%. The Treasury yield curve inverted on the short end of the curve with the yield spread between the two-year yield and the 30-year yield at only 8 basis points.

The corporate bond market posted a relatively weak absolute return of 3.32% for the annual period but outperformed duration-neutral Treasuries by 0.35%. Intermediate credit, which returned 3.46%, outperformed long credit, which returned 3.02%, as longer maturity securities were more negatively impacted by rising rates. For the year, all industries posted positive returns. Outperforming industries included airlines, which returned 9.24%, services, which returned 8.58%, tobacco, which returned 6.66% and supermarkets, which returned 6.03%. Airlines gained, as they were able to pass along fare increases while capacity was reduced. The supermarkets industry benefited as leveraged buyout fears receded and investors focused more on a rebound in same-store sales and profit margins.

Industries which underperformed included automotives, returning 0.62%, building materials, returning 1.44% and wireless telecommunications, returning 1.77%. The automotive industry continued to be plagued by deteriorating financial conditions and a slowdown in sales. Building materials were negatively impacted by higher mortgage rates and a slowdown in the real estate market.

The corporate high yield market, as represented by the Lehman Brothers High Yield Index, posted an absolute return of 8.07%, significantly outperforming both investment-grade corporate bonds and U.S. Treasuries. High yield was helped by strong fundamentals, investors willingness to assume risk and a strong rally in the third quarter, as the Fed halted its rate hikes. By quality tier, lower-rated debt outperformed higher-quality debt with B-rated debt returning 7.64% and BB-rated debt returning 5.17%. Similar to investment-grade credit, all industry sectors posted positive returns for the reporting period.

Early in the period, the Portfolio's U.S. Investment Grade Corporate Bond and U.S. High Yield investment team (the "team") positioned the Portfolio in anticipation of rising interest rates. Accordingly, the team maintained a shorter-than-benchmark interest rate exposure and a slightly longer spread duration exposure. A relatively conservative credit profile was also maintained in the Portfolio, as risks increased and spreads remained historically tight, particularly in the below-investment-grade category. The Portfolio's maturity distribution took a more neutral position relative to the benchmark, with a slight underweight in long duration exposure. The team maintained a more modest exposure to high yield in the Portfolio, while concentrating most of


2 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


the below-investment-grade exposure to crossover issues. Industries which were overweighted during the period included wirelines, where Portfolio analysts' quantitative models indicated cheap valuations. The team also favored banks, as well as property and casualty insurance, which are traditionally resilient to leveraged buyouts. High quality banks were also utilized by the Portfolio to offset lower-quality holdings. Underweighted industries for the 12-month period included automotives, building materials, home construction and energy.

Late in the period, as the U.S. economy slowed and prospects increased for a more accommodative Fed policy stance, the Portfolio's duration was increased to a near-neutral position versus its index. The team also modestly increased the Portfolio's high yield position. Despite the expected end to additional rate increases, the Portfolio remained underweighted in long duration credit exposure, as a nearly flat yield curve adds little incremental compensation for additional interest rate risk.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 3


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Lehman Brothers (LB) Baa U.S. Credit Index nor the LB Long Baa U.S. Credit Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The LB Baa U.S. Credit Index contains both corporate and non-corporate sectors that are rated investment grade. The LB Long Baa Credit Index is a measure of corporate and non-corporate fixed-income securities that are rated investment grade (Baa by Moody's Investors Service or BBB by Standard & Poor's) and have at least 10 years to final maturity. The unmanaged Lipper Corporate Debt BBB-Rated Funds Average (the "Lipper Average") is based on the performance of a universe of funds that invest at least 65% of their assets in corporate or government debt issues rated in the top four grades. For the six- and 12-month periods ended September 30, 2006, the Lipper Average consisted of 169 and 166 funds, respectively. An investor cannot invest directly in an index or an average, and their results are not indicative of the performance for any specific investment, including the Portfolio.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)


A Word About Risk

The Portfolio can invest in foreign securities, including in emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as "junk bonds", involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade securities presents special risks, including credit risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. This Portfolio can utilize leverage as an investment strategy. When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's investments. A Portfolio may create leverage through the use of reverse repurchase arrangements, forward contracts or dollar rolls or by borrowing money. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 5


HISTORICAL PERFORMANCE
(continued from previous page)

                                                          Returns
THE PORTFOLIO VS. ITS BENCHMARK                 ----------------------------
PERIODS ENDED SEPTEMBER 30, 2006                6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Bond Fund
  Corporate Bond Portfolio
  Class A                                        3.96%               3.86%
  Class B                                        3.51%               3.05%
  Class C                                        3.51%               3.05%
  Advisor Class*                                 4.04%               4.09%
  Class R*                                       3.72%               3.46%
  Class K*                                       4.00%               3.94%
  Class I*                                       4.15%               4.22%

Lehman Brothers Baa U.S.
  Credit Index                                   4.17%               3.32%

Lehman Brothers Long Baa
  U.S. Credit Index                              5.04%               3.02%

Lipper Corporate Debt
  BBB-Rated Funds Average                        3.57%               3.51%


* Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the advisor and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
9/30/96 TO 9/30/06


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


LB Long Baa U.S. Credit Index: $21,511

LB Baa U.S. Credit Index: $19,454

AllianceBernstein Bond Fund Corporate Bond Portfolio Class A: $17,529


                  AllianceBernstein
                      Bond Fund
                   Corporate Bond         LB Long
                      Portfolio           Baa U.S.                 LB Baa U.S.
                       Class A          Credit Index              Credit Index
-------------------------------------------------------------------------------
9/30/96               $  9,575            $ 10,000                  $ 10,000
9/30/97               $ 11,317            $ 11,435                  $ 11,182
9/30/98               $ 10,844            $ 12,686                  $ 12,274
9/30/99               $ 11,186            $ 12,272                  $ 12,186
9/30/00               $ 12,078            $ 12,843                  $ 12,821
9/30/01               $ 12,997            $ 14,346                  $ 14,303
9/30/02               $ 12,420            $ 15,208                  $ 15,011
9/30/03               $ 15,043            $ 18,383                  $ 17,342
9/30/04               $ 16,248            $ 19,861                  $ 18,341
9/30/05               $ 16,875            $ 20,880                  $ 18,829
9/30/06               $ 17,529            $ 21,511                  $ 19,454


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund Corporate Bond Portfolio Class A shares (from 9/30/96 to 9/30/06) as compared to the performance of the Portfolio's new benchmark, the Lehman Brothers Baa U.S. Credit Index, and the Portfolio's old benchmark, the Lehman Brothers Long Baa U.S. Credit Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on pages 4-5.

(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006

                                      NAV Returns         SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                   3.86%              -0.53%
5 Years                                  6.17%               5.25%
10 Years                                 6.23%               5.77%
SEC Yield**                              4.48%

Class B Shares
1 Year                                   3.05%               0.09%
5 Years                                  5.40%               5.40%
10 Years(a)                              5.79%               5.79%
SEC Yield**                              3.97%

Class C Shares
1 Year                                   3.05%               2.07%
5 Years                                  5.42%               5.42%
10 Years                                 5.48%               5.48%
SEC Yield**                              3.99%

Advisor Class Shares+
1 Year                                   4.09%               4.09%
Since Inception*                        10.16%              10.16%
SEC Yield**                              4.99%

Class R Shares+
1 Year                                   3.46%               3.46%
Since Inception*                         5.21%               5.21%
SEC Yield**                              4.42%

Class K Shares+
1 Year                                   3.94%               3.94%
Since Inception*                         1.89%               1.89%
SEC Yield**                              4.71%

Class I Shares+
1 Year                                   4.22%               4.22%
Since Inception*                         2.19%               2.19%
SEC Yield**                              5.06%


(a)   Assumes conversion of Class B shares into Class A shares after six years.

* Inception Dates: 8/8/02 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

**    SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2006.

+     These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.


See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 7


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)

                                                         SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                      -0.53%
5 Years                                                      5.25%
10 Years                                                     5.77%

Class B Shares
1 Year                                                       0.09%
5 Years                                                      5.40%
10 Years(a)                                                  5.79%

Class C Shares
1 Year                                                       2.07%
5 Years                                                      5.42%
10 Years                                                     5.48%

Advisor Class Shares+
1 Year                                                       4.09%
Since Inception*                                            10.16%

Class R Shares+
1 Year                                                       3.46%
Since Inception*                                             5.21%

Class K Shares+
1 Year                                                       3.94%
Since Inception*                                             1.89%

Class I Shares+
1 Year                                                       4.22%
Since Inception*                                             2.19%


(a)   Assumes conversion of Class B shares into Class A shares after six years.

* Inception Dates: 8/8/02 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+     Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.


See Historical Performance disclosures on pages 4-5.


8 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning                        Ending
                  Account Value                  Account Value                   Expenses Paid
                  April 1, 2006               September 30, 2006                 During Period*
---------------------------------------------------------------------------------------------------------
              Actual     Hypothetical         Actual    Hypothetical**        Actual     Hypothetical
---------------------------------------------------------------------------------------------------------
Class A       $1,000        $1,000          $1,039.64      $1,019.55           $5.62         $5.57
Class B       $1,000        $1,000          $1,035.11      $1,015.94           $9.29         $9.20
Class C       $1,000        $1,000          $1,035.14      $1,015.99           $9.23         $9.15
Advisor
  Class       $1,000        $1,000          $1,040.36      $1,021.06           $4.09         $4.05
Class R       $1,000        $1,000          $1,037.16      $1,018.10           $7.10         $7.03
Class K       $1,000        $1,000          $1,039.96      $1,019.90           $5.27         $5.22
Class I       $1,000        $1,000          $1,041.45      $1,021.36           $3.79         $3.75


* Expenses are equal to the classes' annualized expense ratios of 1.10%, 1.82%, 1.81%, 0.80%, 1.39%, 1.03% and 0.74%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**    Assumes 5% return before expenses.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 9


PORTFOLIO SUMMARY
September 30, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $612.0


SECURITY TYPE BREAKDOWN*

o     10.8%    Preferred Stock                         [PIE CHART OMITTED]
o      1.6%    Asset Backed Securities


CORPORATE DEBT OBLIGATIONS

o     11.4%    Public Utilities - Electric & Gas       [PIE CHART OMITTED]
o      8.7%    Banking
o      7.1%    Financial
o      5.7%    Food & Beverages
o      5.7%    Broadcasting/Media
o      4.8%    Communications
o      4.7%    Cable
o      4.7%    Insurance
o      3.9%    Petroleum Products
o      3.2%    Metals/Mining
o      3.1%    Paper/Packaging
o      2.7%    Public Utilities - Telephone
o      2.7%    Health Care
o     19.1%    Other

o      0.1%    Short-Term


* All data are as of September 30, 2006. The Portfolio's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. "Other" represents less than 2.6% weightings in automotive, building/real estate, chemicals, communications-fixed, communications-mobile, energy, gaming, industrial, non-air transportation, publishing, retail, supermarket/drug and technology.


10 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


PORTFOLIO OF INVESTMENTS
September 30, 2006


                                                Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------------

CORPORATE DEBT OBLIGATIONS-86.2%
Automotive-0.5%
DaimlerChrysler North America
  4.875%, 6/15/10                            $    3,150     $  3,060,549

Banking-8.6%
CA Preferred Funding Trust
  7.00%, 1/30/49                                  9,000        9,101,700
Dresdner Funding Trust I
  8.151%, 6/30/31(a)                             10,000       11,843,430
HBOS PLC
  6.413%, 9/29/49(a)                              5,000        4,825,750
Mizuho Finance Group
  8.375%, 12/29/49                                9,100        9,640,540
Russian Standard Finance
  7.50%, 10/07/10(a)                              1,314        1,274,580
UBS Preferred Funding Trust I
  8.622%, 10/29/49                               10,000       11,128,320
Wachovia Capital Trust III
  5.80%, 8/29/49                                  4,710        4,722,783
                                                             ------------
                                                              52,537,103

Broadcasting/Media-5.6%
BSKYB Finance UK PLC
  6.50%, 10/15/35(a)                              4,000        3,915,112
Clear Channel Communications, Inc.
  5.50%, 9/15/14                                  5,000        4,645,450
  5.75%, 1/15/13                                  5,000        4,805,330
News America, Inc.
  6.40%, 12/15/35                                 5,000        4,903,660
Time Warner, Inc.
  7.70%, 5/01/32*                                 5,000        5,583,690
Turner Broadcasting System, Inc.
  8.375%, 7/01/13                                 9,473       10,646,629
                                                             ------------
                                                              34,499,871

Building/Real Estate-1.3%
D.R. Horton, Inc.
  6.00%, 4/15/11                                  4,256        4,230,979
Developers Diversified Realty Corp.
  5.375%, 10/15/12                                3,850        3,810,595
                                                             ------------
                                                               8,041,574

Cable-4.6%
AT&T Broadband Corp.
  9.455%, 11/15/22                               15,420       19,952,925
DirecTV Holdings LLC
  6.375%, 6/15/15                                 5,155        4,845,700


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 11


                                                Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------------

Insight Midwest LP
  9.75%, 10/01/09                            $    2,000     $  2,035,000
Rogers Cable, Inc.
  7.875%, 5/01/12                                 1,500        1,601,250
                                                             ------------
                                                              28,434,875

Chemicals-0.9%
Union Carbide Corp.
  7.75%, 10/01/96*                                5,000        5,260,210

Communications-4.7%
British Telecommunications PLC
  8.375%, 12/15/10                               12,000       13,447,716
Sprint Capital Corp.
  7.625%, 1/30/11                                 5,000        5,383,555
TCI Communications Financing III
  9.65%, 3/31/27                                  5,000        5,310,095
Viacom, Inc.
  5.75%, 4/30/11(a)                               4,500        4,491,027
                                                             ------------
                                                              28,632,393

Communications - Fixed-0.8%
Embarq Corp.
  6.738%, 6/01/13                                 5,000        5,144,380

Communications - Mobile-2.5%
Nextel Communications, Inc.
  Series E
  6.875%, 10/31/13                                5,000        5,089,715
  Series D
  7.375%, 8/01/15                                10,000       10,317,390
                                                             ------------
                                                              15,407,105

Energy-2.0%
Kinder Morgan Finance Corp.
  5.35%, 1/05/11                                  5,000        4,862,870
Ras Laffan LNG III
  Series B
  5.838%, 9/30/27(a)                              6,200        5,982,008
Tesoro Corp.
  6.25%, 11/01/12(a)                              1,500        1,445,625
                                                             ------------
                                                              12,290,503

Financial-6.9%
AFC Capital Trust I
  8.207%, 2/03/27*                                5,000        5,196,625
BOI Capital Funding Number 2
  5.571%, 2/01/16(a)                              1,425        1,374,537
ILFC E-Capital Trust II
  6.25%, 12/21/65(a)                              1,500        1,499,511


12 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------------
iStar Financial, Inc.
  5.375%, 4/15/10                            $    2,500     $  2,486,950
  6.00%, 12/15/10                                 4,505        4,580,161
Mitsubishi UFG Capital Finance 1, Ltd.
  6.346%, 7/29/49                                 2,400        2,419,466
Residential Capital Corp.
  6.375%, 6/30/10                                10,000       10,117,780
Resona Preferred Global Securities
  7.191%, 12/29/49(a)                             5,000        5,175,000
Washington Mutual Preferred Funding Trust I
  6.534%, 3/29/49(a)*                             2,700        2,652,480
ZFS Finance USA Trust I
  6.15%, 12/15/65(a)*                             7,000        6,966,337
                                                             ------------
                                                              42,468,847

Food & Beverage-5.7%
Altria Group, Inc.
  7.75%, 1/15/27*                                 5,000        6,054,065
ConAgra Foods, Inc.
  7.875%, 9/15/10                                 3,707        4,031,722
Reynolds American, Inc.
  7.25%, 6/01/13(a)                               3,000        3,087,084
  7.625%, 6/01/16(a)                              9,000        9,335,781
Tyson Foods, Inc.
  8.25%, 10/01/11*                               11,250       12,092,715
                                                             ------------
                                                              34,601,367

Gaming-1.5%
Harrah's Operating Co., Inc.
  5.375%, 12/15/13                               10,000        9,352,640

Health Care-2.6%
Boston Scientific Corp.
  6.00%, 6/15/11                                  3,000        3,017,907
Coventry Health Care, Inc.
  5.875%, 1/15/12                                 1,660        1,647,004
Humana, Inc.
  6.45%, 6/01/16                                  2,200        2,279,708
WellPoint, Inc.
  5.85%, 1/15/36*                                 4,400        4,267,740
Wyeth
  6.50%, 2/01/34                                  4,500        4,857,282
                                                             ------------
                                                              16,069,641

Industrial-2.5%
Inco, Ltd.
  5.70%, 10/15/15                                 7,995        7,705,485
Tyco International Group, SA
  6.00%, 11/15/13                                 5,050        5,225,892
  6.875%, 1/15/29                                 2,000        2,226,476
                                                             ------------
                                                              15,157,853


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 13


                                                Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------------

Insurance-4.6%
Farmers Insurance Exchange
  8.625%, 5/01/24(a)                         $    3,000      $ 3,554,220
Liberty Mutual Group
  6.70%, 8/15/16(a)                               5,000        5,193,140
North Front Pass-Thru Trust
  5.81%, 12/15/24(a)                              5,000        4,912,390
Ohio Casualty Corp.
  7.30%, 6/15/14                                  6,650        7,062,978
WR Berkley Corp.
  5.60%, 5/15/15                                  7,500        7,364,070
                                                             ------------
                                                              28,086,798

Metals/Mining-3.2%
Alcan, Inc.
  5.20%, 1/15/14                                  3,500        3,415,709
International Steel Group, Inc.
  6.50%, 4/15/14                                  2,565        2,532,938
Ispat Inland ULC
  9.75%, 4/01/14                                  6,000        6,757,500
Southern Copper Corp.
  7.50%, 7/27/35                                  1,900        1,988,567
Teck Cominco, Ltd.
  6.125%, 10/01/35                                5,000        4,803,185
                                                             ------------
                                                              19,497,899

Non-Air Transportation-2.3%
BNSF Funding Trust I
  6.613%, 12/15/55                                6,815        6,849,682
CSX Transportation, Inc.
  9.75%, 6/15/20                                  5,200        7,012,980
                                                             ------------
                                                              13,862,662

Paper/Packaging-3.0%
Packaging Corp. of America
  5.75%, 8/01/13                                  2,825        2,772,478
Weyerhaeuser Co.
  6.75%, 3/15/12*                                15,000       15,676,980
                                                             ------------
                                                              18,449,458

Petroleum Products-3.8%
Enterprise Products Operating LP
  5.00%, 3/01/15                                 10,000        9,378,030
  6.65%, 10/15/34                                 8,000        8,009,864
Tengizchevroil Finance Co.
  6.124%, 11/15/14(a)                             6,215        6,152,850
                                                             ------------
                                                              23,540,744

Public Utilities - Electric & Gas-11.2%
Aquila, Inc.
  14.875%, 7/01/12*                               2,435        3,195,937
Duke Capital LLC
  6.75%, 2/15/32*                                 6,000        6,359,754
  Senior Note
  8.00%, 10/01/19                                 9,000       10,456,650


14 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------------
Energy Transfer Partners LP
  5.95%, 2/01/15*                            $    1,500       $1,496,933
Exelon Corp.
  6.75%, 5/01/11                                  5,000        5,253,825
Indiantown Cogeneration LP
  Series A-9
  9.26%, 12/15/10                                 6,489        6,758,911
Kansas Gas & Electric
  5.647%, 3/29/21*                                5,000        4,842,100
Potomac Edison Co.
  5.35%, 11/15/14                                 3,500        3,440,433
Progress Energy, Inc.
  7.10%, 3/01/11                                  6,000        6,431,646
TECO Energy, Inc.
  7.00%, 5/01/12                                  5,000        5,175,000
  7.20%, 5/01/11                                  5,000        5,212,500
TXU Corp.
  5.55%, 11/15/14                                 7,000        6,613,446
Xcel Energy, Inc.
  6.50%, 7/01/36                                  3,300        3,481,639
                                                             ------------
                                                              68,718,774

Public Utilities - Telephone-2.7%
Telecom Italia Capital
  4.00%, 1/15/10                                  5,000        4,737,550
Verizon New England, Inc.
  6.50%, 9/15/11                                  5,000        5,129,255
Verizon New Jersey, Inc.
  5.875%, 1/17/12                                 5,000        5,050,525
Windstream Corp.
  8.125%, 8/01/13(a)                              1,369        1,452,851
                                                             ------------
                                                              16,370,181

Publishing-0.4%
R.R. Donnelley & Sons Co.
  4.95%, 4/01/14                                  2,400        2,159,647

Retail-1.3%
Federated Department Stores, Inc.
  6.625%, 4/01/11                                 2,500        2,588,495
GSC Holdings Corp
  8.00%, 10/01/12*                                5,000        5,150,000
                                                             ------------
                                                               7,738,495

Supermarket/Drug-2.0%
Delhaize America, Inc.
  9.00%, 4/15/31                                  2,000        2,342,778
Safeway, Inc.
  5.80%, 8/15/12                                  5,000        5,005,465
The Kroger Co.
  4.95%, 1/15/15                                  5,250        4,933,052
                                                             ------------
                                                              12,281,295


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 15


                                                Shares or
                                                Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------------

Technology-1.0%
Electronic Data Systems Corp.
  6.00%, 8/01/13                             $    6,000     $  6,086,556

Total Corporate Debt Obligations
  (cost $527,725,504)                                        527,751,420

PREFERRED STOCKS-10.6%
Banking-2.6%
CoBank
  Series B(a)                                       100        5,443,200
Royal Bank of Scotland Group PLC
  Series N                                          200        5,060,000
US Bancorp                                          200        5,170,000
                                                             ------------
                                                              15,673,200

Building/Real Estate-0.8%
Equity Residential
  Series N*                                         200        4,988,000

Communications-3.8%
Centaur Funding Corp.
  Series B(a)                                        20       23,486,775

Financial-3.4%
Merrill Lynch & Co., Inc.
  Series 3                                          400       10,356,000
Morgan Stanley Group, Inc.
  Series A                                          400       10,320,000
                                                             ------------
                                                              20,676,000

Total Preferred Stocks
  (cost $60,280,000)                                          64,823,975

ASSET BACKED SECURITIES-1.6%
Chase Issuance Trust
  Series 2005-A7 Class A7
  4.55%, 3/15/13
  (cost $10,041,145)                         $   10,000        9,843,750

SHORT-TERM INVESTMENT-0.1%
Time Deposit-0.1%
State Street Euro Dollar
  4.60%, 10/02/06
  (cost $300,000)                                   300          300,000

Total Investments Before Security Lending
  Collateral-98.5%
  (cost $598,346,649)                                        602,719,145


16 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


                                              Shares or
                                              Principal
                                               Amount
                                                (000)       U.S. $ Value
-------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL FOR
SECURITIES LOANED-9.1%
Short-Term Investments
Fountain Square Funding
  5.42%, 10/02/06                            $    5,000     $  4,999,247
Gemini Finance
  5.29%-5.39%, 10/02/06-10/12/06                 26,800       26,786,056
Giro Balanced Funding
  5.30%, 10/26/06                                10,000        9,963,368
Variable Funding Corp.
  5.29%, 10/23/06                                10,000        9,967,794
                                                             ------------
                                                              51,716,465

UBS Private Money Market Fund, LLC            4,010,857        4,010,857

Total Investment of Cash Collateral for
  Securities Loaned
  (cost $55,727,322)                                          55,727,322

Total Investments-107.6%
  (cost $654,073,971)                                        658,446,467
Other assets less liabilities-(7.6)%                         (46,460,532)

Net Assets-100%                                         $    611,985,935


CREDIT DEFAULT SWAP CONTRACTS (see Note D)

                            Notional                               Unrealized
Swap Counterparty &          Amount       Interest  Termination   Appreciation/
Referenced Obligation(s)     (000)          Rate        Date     (Depreciation)
-------------------------------------------------------------------------------
Buy:

JPMorgan                   $  4,700         .35%       3/20/11      $(20,243)
  Wachovia Capital
  Trust III
Morgan Stanley                3,400        1.82%       9/20/11       (55,820)
  Kinder Morgan, Inc.
Morgan Stanley                1,600        1.83%       9/20/11       (26,923)
  Kinder Morgan, Inc.
Morgan Stanley                5,000         .37%       6/20/11        10,985
  Time Warner, Inc.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 17


CREDIT DEFAULT SWAP CONTRACTS (see Note D) (continued)

                            Notional                               Unrealized
Swap Counterparty &          Amount       Interest  Termination   Appreciation/
Referenced Obligation(s)     (000)          Rate        Date     (Depreciation)
-------------------------------------------------------------------------------
Sell:

Lehman Brothers           $  10,000        1.58%       9/20/07       $57,828
  Avalon Bay
  Communities, Inc.
  Series H,
  Preferred Stock
  CIT Group, Inc.
  Series A,
  Preferred Stock
  Duke Energy Corp.,
  Series C,
  Preferred Stock
  Merrill Lynch & Co., Inc.
  Series 1,
  Preferred Stock
  MetLife, Inc.,
  Series B,
  Preferred Stock
  Royal Bank of
  Scotland
  Group PLC,
  Series M,
  Preferred Stock
  Washington
  Mutual, Inc.
  Series A
Merrill Lynch                 6,000         .53%      12/20/15        35,172
  Union Pacific Corp.


INTEREST RATE SWAP (see Note D)

                                              Rate Type
                                     ----------------------------
              Notional                  Payments      Payments
Swap           Amount   Termination     made by      received by   Unrealized
Counterparty    (000)      Date      the Portfolio  the Portfolio  Appreciation
-------------------------------------------------------------------------------
JPMorgan       $22,000    8/04/36    3 Month LIBOR+     5.643%      $1,167,586


+ LIBOR (London Interbank Offered Rate)


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the aggregate market value of these securities amounted to $114,063,688 or 18.6% of net assets.

      See notes to financial statements.


18 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
September 30, 2006


Assets
Investments in securities, at value
  (cost $654,073,971--including investment
  of cash collateral for securities
  loaned of $55,727,322)                                      $ 658,446,467(a)
Cash                                                                 49,968
Interest and dividends receivable                                10,904,369
Receivable for investment securities sold                         3,444,457
Receivable for capital stock sold                                 2,132,044
Unrealized appreciation of swap contracts                         1,271,571
Total assets                                                    676,248,876

Liabilities
Payable for collateral on securities loaned                      55,727,322
Payable for capital stock redeemed                                3,493,339
Payable for investment securities purchased                       3,082,694
Dividends payable                                                   985,981
Distribution fee payable                                            260,814
Advisory fee payable                                                251,991
Unrealized depreciation of swap contracts                           102,986
Transfer agent fee payable                                           81,596
Administrative fee payable                                           25,508
Accrued expenses                                                    250,710
Total liabilities                                                64,262,941
Net Assets                                                    $ 611,985,935

Composition of Net Assets
Capital stock, at par                                         $      51,717
Additional paid-in capital                                      896,134,999
Undistributed net investment income                                  77,048
Accumulated net realized loss on investment transactions       (289,818,910)
Net unrealized appreciation of investments                        5,541,081
                                                              $ 611,985,935

Net Asset Value Per Share--21 billion shares of capital stock authorized, $.001 par value

                                                 Shares             Net Asset
Class                      Net Assets          Outstanding            Value
-------------------------------------------------------------------------------
A                        $415,539,231           35,105,677           $11.84*
B                        $ 99,051,955            8,378,730           $11.82
C                        $ 90,971,969            7,689,478           $11.83
Advisor                  $  5,457,428              461,304           $11.83
R                        $    149,912               12,662           $11.84
K                        $    618,548               52,249           $11.84
I                        $    196,892               16,630           $11.84


* The maximum offering price per share for Class A shares was $12.37 which reflects a sales charge of 4.25%.

(a)   Includes securities on loan with a value of $53,253,959 (see Note E).

      See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 19


STATEMENT OF OPERATIONS
Year Ended September 30, 2006


Investment Income
Interest                                  $  37,487,235
Dividends                                     4,064,181       $  41,551,416

Expenses
Advisory fee                                  3,363,914
Distribution fee--Class A                     1,319,479
Distribution fee--Class B                     1,291,541
Distribution fee--Class C                       983,643
Distribution fee--Class R                           408
Distribution fee--Class K                            74
Transfer agency--Class A                        837,116
Transfer agency--Class B                        277,071
Transfer agency--Class C                        194,034
Transfer agency--Advisor Class                    9,933
Transfer agency--Class R                            215
Transfer agency--Class K                             59
Transfer agency--Class I                            112
Custodian                                       246,072
Printing                                        207,068
Registration fees                               114,006
Administrative                                   99,000
Audit                                            76,090
Legal                                            64,289
Directors' fees                                  30,930
Miscellaneous                                    34,555
Total expenses                                9,149,609
Less: expense offset arrangement
  (see Note B)                                  (29,239)
Net expenses                                                      9,120,370
Net investment income                                            32,431,046

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                        (4,281,448)
  Futures contracts                                                 685,627
  Swap contracts                                                 (1,246,575)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                   (14,054,920)
  Swap contracts                                                  7,009,119
Net loss on investment
  transactions                                                  (11,888,197)
Net Increase in Net Assets
  from Operations                                             $  20,542,849


See notes to financial statements.


20 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS


                                            Year Ended          Year Ended
                                           September 30,       September 30,
                                                2006                2005
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                     $  32,431,046       $  42,717,500
Net realized gain (loss)
  on investment
  transactions                               (4,842,396)         37,749,359
Net change in unrealized
  appreciation/depreciation
  of investments                             (7,045,801)        (49,142,057)
Net increase in net assets
  from operations                            20,542,849          31,324,802

Dividends to Shareholders from
Net investment income
  Class A                                   (22,942,215)        (26,331,894)
  Class B                                    (5,779,960)         (9,462,753)
  Class C                                    (4,433,687)         (5,421,178)
  Advisor Class                                (289,824)           (186,170)
  Class R                                        (4,155)             (1,090)
  Class K                                        (1,687)               (292)
  Class I                                        (5,133)               (312)

Capital Stock Transactions
Net decrease                               (136,946,182)       (118,487,269)
Total decrease                             (149,859,994)       (128,566,156)

Net Assets
Beginning of period                         761,845,929         890,412,085
End of period (including
  undistributed
  net investment income of $77,048,
  and $520,578, respectively)             $ 611,985,935       $ 761,845,929


See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 21


NOTES TO FINANCIAL STATEMENTS
September 30, 2006


NOTE A
Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Intermediate Bond Portfolio, formerly Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Corporate Bond Portfolio. The Corporate Bond Portfolio (the "Portfolio") offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price


22 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 23


Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discounts and amortizes premiums as adjustments to interest income.

4. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio's average daily net assets. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at an annual rate of .625% of the first $500 million and .50% in excess of $500 million of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly.


24 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Pursuant to the advisory agreement, the Portfolio paid $99,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended September 30, 2006.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $542,963 for the year ended September 30, 2006.

For the year ended September 30, 2006, the Portfolio's expenses were reduced by $29,239 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Mangement, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $12,262 from the sales of Class A shares and received $8,045, $103,458 and $10,994, respectively, in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2006.


NOTE C
Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio's average daily net assets attributable to Class A shares, 1% of the Portfolio's average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio's average daily net assets attributable to Class R shares and .25% of the Portfolio's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $10,300,952, $5,766,355, $5,069 and $0 for Class B, Class C, Class R and Class
K shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 25


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2006, were as follows:

                                            Purchases               Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)             $ 397,371,940       $ 485,521,188
U.S. government securities                   85,931,757         132,274,577


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swaps) are as follows:

Cost                                                          $ 654,236,046
Gross unrealized appreciation                                 $  10,500,651
Gross unrealized depreciation                                    (6,290,230)
Net unrealized appreciation                                   $   4,210,421


1. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets and swap agreements (commonly referred to as swaptions).

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost


26 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


basis of the security purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value. For the year ended September 30, 2006 the Portfolio had no transactions in written options.

2. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 27


(the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

At September 30, 2006, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $16,000,000, with net unrealized appreciation of $93,000, and terms of less than one year to 9 years, as reflected in the portfolio of investments.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended September 30, 2006, the Portfolio had no transactions in reverse repurchase agreements.


28 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


4. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.


NOTE E
Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc., (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of September 30, 2006, the Portfolio had loaned securities with a value of $53,253,959 and received cash collateral which was invested in short-term securities valued at $55,727,322 as included in the accompanying portfolio of investments. For the year ended September 30, 2006, the Portfolio earned fee income of $82,172 which is included in interest income in the accompanying statement of operations.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 29


NOTE F
Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                     September 30, September 30,  September 30,   September 30,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            4,016,871     4,610,455   $  47,460,818   $  56,557,019
Shares issued in
  reinvestment of
  dividends            1,421,001     1,569,512      16,688,135      19,213,947
Shares converted
  from Class B         1,549,291     3,336,050      18,205,393      40,930,028
Shares redeemed      (12,098,632)  (11,359,866)   (141,944,764)   (139,267,023)
Net decrease          (5,111,469)   (1,843,849)  $ (59,590,418)  $ (22,566,029)

Class B
Shares sold              568,651     1,237,626   $   6,746,239   $  15,172,576
Shares issued in
  reinvestment of
  dividends              345,832       534,444       4,059,344       6,538,548
Shares converted
  to Class A          (1,551,187)   (3,340,339)    (18,205,393)    (40,930,028)
Shares redeemed       (4,567,131)   (5,490,400)    (53,557,445)    (67,252,868)
Net decrease          (5,203,835)   (7,058,669)  $ (60,957,255)  $ (86,471,772)

Class C
Shares sold              729,227       947,050      $8,623,570   $  11,613,928
Shares issued in
  reinvestment of
  dividends              235,393       272,247       2,762,415       3,331,569
Shares redeemed       (2,492,475)   (2,404,933)    (29,249,350)    (29,473,603)
Net decrease          (1,527,855)   (1,185,636)  $ (17,863,365)  $ (14,528,106)

Advisor Class
Shares sold              116,355       438,090     $ 1,379,179     $ 5,414,629
Shares issued in
  reinvestment of
  dividends               23,818        14,875         279,359         181,546
Shares redeemed          (92,863)      (46,049)     (1,097,124)       (561,245)
Net increase              47,310       406,916       $ 561,414     $ 5,034,930


30 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                     September 30, September 30,  September 30,   September 30,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class R
Shares sold               11,499         2,982       $ 134,961      $   36,622
Shares issued in
  reinvestment of
  dividends                  338            46           3,949             559
Shares redeemed           (1,913)       (1,136)        (22,485)        (13,859)
Net increase               9,924         1,892       $ 116,425      $   23,322

                                     March 1,                        March 1,
                                    2005(a) to                      2005(a) to
                                   September 30,                   September 30,
                                       2005                            2005
                     ---------------------------     --------------------------
Class K
Shares sold               51,419           816       $ 603,189        $ 10,186
Shares issued in
  reinvestment of
  dividends                   14            -0-            158              -0-
Net increase              51,433           816       $ 603,347        $ 10,186

Class I
Shares sold               19,527           817       $ 226,810        $ 10,200
Shares issued in
  reinvestment of
  dividends                  385            -0-          4,467              -0-
Shares redeemed           (4,099)           -0-        (47,607)             -0-
Net increase              15,813           817       $ 183,670        $ 10,200


(a)   Commencement of distribution.


NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2006.


NOTE H
Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 31


value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE I
Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 were as follows:

                                      September 30,            September 30,
                                          2006                     2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                     $ 33,456,661             $ 41,403,689
  Total taxable distributions           33,456,661               41,403,689
Total distributions paid              $ 33,456,661             $ 41,403,689

As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $    1,205,873
Accumulated capital and other losses                           (289,818,908)(a)
Unrealized appreciation/(depreciation)                            5,398,237(b)
Total accumulated earnings/(deficit)                         $ (283,214,798)(c)


32 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


(a) On September 30, 2006, the Portfolio had a net capital loss carryforward for federal income tax purposes of $283,462,759 of which $42,210,031 expires in the year 2007, $54,554,000 expires in the year 2008, $52,066,319 expires in the year 2009 and $134,632,409 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Portfolio utilized capital loss carryforwards of $1,350,278. For the fiscal year ended September 30, 2006, the Portfolio deferred to October 1, 2006, post-October capital losses of $6,356,149.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax treatment of swap income and the difference between book and tax amortization methods for premium.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.


During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, paydown gain reclassification, commission expense adjustment and tax treatment of bond premium resulted in an increase to undistributed net investment income, a net increase to accumulated net realized loss on investment transactions and a net decrease to additional paid in capital. This reclassification had no effect on net assets.


NOTE J
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 33


timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.


34 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 35


On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.


36 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


NOTE K
Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 37


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                               Class A
                                            ----------------------------------------------------------------------------
                                                         Year Ended                  July 1          Year Ended
                                                        September 30,                2003 to           June 30,
                                            -------------------------------------   Sept. 30,   ------------------------
                                                2006         2005       2004(a)      2003(b)      2003         2002(c)
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.01        $12.18       $11.97        $12.03        $10.70       $12.29

Income From Investment Operations
Net investment income(d)                         .59           .66          .75(e)        .18           .77          .94
Net realized and unrealized gain
  (loss) on investment
  transactions                                  (.15)         (.19)         .18          (.06)         1.35        (1.55)
Net increase (decrease) in net
  asset value from operations                    .44           .47          .93           .12          2.12         (.61)

Less: Dividends and Distributions
Dividends from net investment
  income                                        (.61)         (.64)        (.72)         (.18)         (.76)        (.94)
Tax return of capital                             -0-           -0-          -0-           -0-         (.03)        (.04)
Total dividends and distributions               (.61)         (.64)        (.72)         (.18)         (.79)        (.98)
Net asset value, end of period                $11.84        $12.01       $12.18        $11.97        $12.03       $10.70

Total Return
Total investment return based on
  net asset value(f)                            3.86%         3.86%        8.01%         1.06%        20.75%       (5.51)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                           $415,539      $483,169     $512,458      $535,318      $555,979     $520,984
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.11%(g)      1.08%        1.16%         1.20%(h)      1.16%        1.12%
  Expenses, before waivers/
    reimbursements                              1.11%(g)      1.08%        1.20%         1.20%(h)      1.16%        1.12%
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                            1.11%(g)      1.08%        1.12%         1.15%(h)      1.13%        1.09%
  Net investment income                         5.06%(g)      5.38%        6.25%(e)      6.18%(h)      6.96%        7.79%
Portfolio turnover rate                           73%          127%         230%           65%          171%         276%


See footnote summary on page 45.


38 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                              Class B
                                            ---------------------------------------------------------------------------
                                                          Year Ended                 July 1          Year Ended
                                                         September 30,              2003 to            June 30,
                                            -------------------------------------   Sept. 30,   -----------------------
                                                2006         2005       2004(a)      2003(b)       2003         2002(c)
                                            -----------  -----------  -----------  -----------  -----------   -----------
Net asset value, beginning of period          $12.00         $12.17       $11.96        $12.02         $10.70       $12.30

Income From Investment Operations
Net investment income(d)                         .51            .57          .66(e)        .16            .69          .85
Net realized and unrealized gain
  (loss) on investment
  transactions                                  (.16)          (.19)         .19          (.06)          1.35        (1.55)
Net increase (decrease) in net
  asset value from operations                    .35            .38          .85           .10           2.04         (.70)

Less: Dividends and Distributions
Dividends from net investment
  income                                        (.53)          (.55)        (.64)         (.16)          (.70)        (.85)
Distributions in excess of net
  investment income                               -0-            -0-          -0-           -0-            -0-        (.01)
Tax return of capital                             -0-            -0-          -0-           -0-          (.02)        (.04)
Total dividends and distributions               (.53)          (.55)        (.64)         (.16)          (.72)        (.90)
Net asset value, end of period                $11.82         $12.00       $12.17        $11.96         $12.02       $10.70

Total Return
Total investment return based on
  net asset value(f)                            3.05%          3.13%        7.26%          .88%         19.85%       (6.23)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $99,052       $162,973     $251,173      $383,763       $418,095     $458,394
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.84%(g)       1.80%        1.89%         1.92%(h)       1.88%        1.83%
  Expenses, before waivers/
    reimbursements                              1.84%(g)       1.80%        1.93%         1.92%(h)       1.88%        1.83%
  Expenses,  before waivers/
    reimbursements, excluding
    interest expense                            1.84%(g)       1.79%        1.84%         1.87%(h)       1.85%        1.80%
  Net investment income                         4.33%(g)       4.65%        5.55%(e)      5.48%(h)       6.27%        7.05%
Portfolio turnover rate                           73%           127%         230%           65%           171%         276%


See footnote summary on page 45.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 39


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                               Class C
                                            ---------------------------------------------------------------------------------
                                                          Year Ended                 July 1             Year Ended
                                                         September 30,              2003 to              June 30,
                                            -------------------------------------   Sept. 30,    ----------------------------
                                                2006         2005       2004(a)      2003(b)        2003         2002(c)
                                            -----------  -----------  -----------  -----------   -----------   --------------
Net asset value, beginning of period          $12.01         $12.18       $11.96         $12.02         $10.70       $12.30

Income From Investment Operations
Net investment income(d)                         .51            .57          .67(e)         .16            .69          .85
Net realized and unrealized gain
  (loss) on investment
  transactions                                  (.16)          (.19)         .19           (.06)          1.35        (1.55)
Net increase (decrease) in net
  asset value from operations                    .35            .38          .86            .10           2.04         (.70)

Less: Dividends and Distributions
Dividends from net investment
  income                                        (.53)          (.55)        (.64)          (.16)          (.70)        (.85)
Distributions in excess of net
  investment income                               -0-            -0-          -0-            -0-            -0-        (.01)
Tax return of capital                             -0-            -0-          -0-            -0-          (.02)        (.04)
Total dividends and distributions               (.53)          (.55)        (.64)          (.16)          (.72)        (.90)
Net asset value, end of period                $11.83         $12.01       $12.18         $11.96         $12.02       $10.70

Total Return
Total investment return based on
  net asset value(f)                            3.05%          3.14%        7.35%           .88%         19.85%       (6.23)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                            $90,972       $110,680     $126,685       $157,719       $168,123     $179,418
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.82%(g)       1.79%        1.87%          1.91%(h)       1.87%        1.82%
  Expenses, before waivers/
    reimbursements                              1.82%(g)       1.79%        1.92%          1.91%(h)       1.87%        1.82%
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                            1.82%(g)       1.78%        1.84%          1.86%(h)       1.84%        1.79%
  Net investment income                         4.36%(g)       4.65%        5.55%(e)       5.49%(h)       6.28%        7.07%
Portfolio turnover rate                           73%           127%         230%            65%           171%         276%


See footnote summary on page 45.


40 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                            Advisor Class
                                            ---------------------------------------------------------------
                                                         Year Ended                  July 1,     August 8,
                                                        September 30,               2003 to,    2002(i) to
                                            -------------------------------------   Sept. 30,    June 30,
                                                2006         2005       2004(a)      2003(b)       2003
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period          $12.01        $12.19       $11.98        $12.03        $10.21

Income From Investment Operations
Net investment income(d)                         .63           .68          .84(e)        .19           .69
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.16)         (.18)         .13          (.05)         1.85
Net increase in net asset value
  from operations                                .47           .50          .97           .14          2.54

Less: Dividends and Distributions
Dividends from net investment
  income                                        (.65)         (.68)        (.76)         (.19)         (.70)
Tax return of capital                             -0-           -0-          -0-           -0-         (.02)
Total dividends and distributions               (.65)         (.68)        (.76)         (.19)         (.72)
Net asset value, end of period                $11.83        $12.01       $12.19        $11.98        $12.03

Total Return
Total investment return based
  on net asset value(f)                         4.09%         4.10%        8.34%         1.22%        25.70%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                             $5,457        $4,971          $86        $2,883        $2,298
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .81%(g)       .83%         .88%          .91%(h)       .88%(h)
  Expenses, before waivers/
    reimbursements                               .81%(g)       .83%         .92%          .91%(h)       .88%(h)
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                             .81%(g)       .82%         .83%          .86%(h)       .85%(h)
  Net investment income                         5.37%(g)      5.62%        6.52%(e)      6.51%(h)      6.90%(h)
Portfolio turnover rate                           73%          127%         230%           65%          171%


See footnote summary on page 45.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 41


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                              Class R
                                            --------------------------------------------
                                                     Year Ended             November 3,
                                                    September 30,           2003(i) to
                                            ---------------------------    September 30,
                                                2006          2005             2004(a)
                                            -----------    -----------    --------------
Net asset value, beginning of period          $12.02         $12.18           $11.88

Income From Investment Operations
Net investment income(d)                         .56            .60              .66(e)
Net realized and unrealized gain (loss)
  on investment transactions                    (.16)          (.15)             .27
Net increase in net asset value
   from operations                               .40            .45              .93
Less: Dividends
Dividends from net
  investment income                             (.58)          (.61)            (.63)
Net asset value, end of period                $11.84         $12.02           $12.18

Total Return
Total investment return based on
  net asset value(f)                            3.46%          3.71%            8.04%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                               $150            $33              $10
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                      1.36%(g)       1.39%            1.34%(h)
  Expenses, before
    waivers/reimbursements                      1.36%(g)       1.39%            1.39%(h)
  Expenses, before
    waivers/reimbursements,
    excluding interest expense                  1.36%(g)       1.38%            1.31%(h)
  Net investment income                         4.92%(g)       5.02%            6.04%(e)(h)
Portfolio turnover rate                           73%           127%             230%


See footnote summary on page 45.


42 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                          Class K
                                             -------------------------------
                                                  Year            March 1,
                                                 Ended           2005(i) to
                                             September 30,     September 30,
                                                  2006             2005
                                             -------------    --------------
Net asset value, beginning of period             $12.01            $12.48

Income From Investment Operations
Net investment income(d)                            .34               .37
Net realized and unrealized gain (loss)
  on investment transactions                        .11+             (.48)
Net increase (decrease) in net asset
  value from operations                             .45              (.11)

Less: Dividends
Dividends from net investment income               (.62)             (.36)
Net asset value, end of period                   $11.84            $12.01
Total Return
Total investment return based on
  net asset value(f)                               3.94%             (.89)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                                  $619               $10
Ratio to average net assets of:
  Expenses                                         1.03%(g)          1.10%(h)
  Expenses, excluding interest expense             1.03%(g)          1.10%(h)
  Net investment income                            5.51%(g)          5.25%(h)
Portfolio turnover rate                              73%              127%


See footnote summary on page 45.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 43


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                      Class I
                                          -------------------------------
                                             Year              March 1,
                                             Ended            2005(i) to
                                          September 30,     September 30,
                                               2006              2005
                                          ------------        -----------
Net asset value, beginning of period            $12.01           $12.48

Income From Investment Operations
Net investment income(d)                           .64              .40
Net realized and unrealized loss on
  investment transactions                         (.16)            (.49)
Net increase (decrease) in net asset
  value from operations                            .48             (.09)

Less: Dividends
Dividends from net investment income              (.65)            (.38)
Net asset value, end of period                  $11.84           $12.01
Total Return
Total investment return based on
  net asset value(f)                              4.22%            (.70)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)         $197              $10
Ratio to average net assets of:
  Expenses                                         .73%(g)          .79%(h)
  Expenses, excluding interest expense             .73%(g)          .79%(h)
  Net investment income                           5.58%(g)         5.59%(h)
Portfolio turnover rate                             73%             127%


See footnote summary on page 45.

44 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


(a) As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended September 30, 2004, was to increase net investment income per share by $.02 for Class A, B, C, Advisor Class and Class R and decrease net realized and unrealized gain on investment transactions per share by $.02 for Classs A, B, C, Advisor Class and Class R. Consequently, the ratios of net investment income to average net assets increased by 0.18%, 0.16%, 0.16%, 0.18% and 0.17% for Class A, B, C, Advisor Class and Class R, respectively.

(b)   The Portfolio changed its fiscal year end from June 30 to September 30.

(c) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002, was to decrease net investment income per share and net realized and unrealized loss on investments per share by less than $.01 for Class A, Class B and Class C, respectively, and decrease the ratio of net investment income to average net assets from 7.82% to 7.79% for Class A, from 7.08% to 7.05% for Class B and from 7.10% to 7.07% for Class C.

(d)   Based on average shares outstanding.

(e)   Net of expenses waived and reimbursed by the Adviser.

(f) Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(g)   The ratio includes expenses attributable to costs of proxy solicitation.

(h)   Annualized.

(i)   Commencement of distribution.

+     Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the portfolio's change in net realized and unrealized gain (loss) on investment transactions for the period.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 45


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors of AllianceBernstein Bond Fund, Inc. Corporate Bond Portfolio

We have audited the accompanying statement of assets and liabilities of Corporate Bond Portfolio (the "Portfolio"), one of the Portfolios constituting the AllianceBernstein Bond Fund, Inc., including the portfolio of investments, as of September 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Corporate Bond Portfolio at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
November 17, 2006


46 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


TAX INFORMATION
(unaudited)


73.2% of the ordinary income dividends paid by the Fund during the fiscal year ended September 30, 2006, qualify as "interest related dividends" for non-U.S. shareholders.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 47


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Andrew M. Aran(2), Vice President
Gershon Distenfeld(2), Vice President
Jeffrey S. Phlegar(2), Vice President
Lawrence J. Shaw(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Portfolio are made by the Global Credit Investment Team. Messrs. Aran, Distenfeld, Phlegar and Shaw are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio.


48 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                      PORTFOLIOS
                                                                                        IN FUND              OTHER
     NAME, ADDRESS,                         PRINCIPAL                                   COMPLEX          DIRECTORSHIP(S)
         AGE,                             OCCUPATION(S)                               OVERSEEN BY            HELD BY
 (FIRST YEAR ELECTED*)                 DURING PAST 5 YEARS                              DIRECTOR            DIRECTOR
------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS

William H. Foulk, Jr. #            Investment Adviser and an                               113                None
P.O. Box 5060                      independent consultant. He was
Greenwich, CT                      formerly Senior Manager of Barrett
06831-0505                         Associates, Inc., a registered
74                                 investment adviser, with which
(1998)                             he had been associated since
Chairman of the Board              prior to 2001. He was formerly
                                   Deputy Comptroller and Chief
                                   Investment Officer of the State
                                   of New York and, prior thereto,
                                   Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block #, **                   Formerly Executive Vice President                       100                None
500 SE Mizner Blvd.                and Chief Insurance Officer of The
Boca Raton, FL 33432               Equitable Life Assurance Society
76                                 of the United States; Chairman and
(1987)                             Chief Executive Officer of Evlico
                                   (insurance); Director of Avon, BP
                                   (oil and gas), Ecolab Incorporated
                                   (specialty chemicals), Tandem Financial
                                   Group and Donaldson, Lufkin &
                                   Jenrette Securities Corporation;
                                   Governor at Large, National Association
                                   of Securities Dealers, Inc.

David H. Dievler #                 Independent consultant. Until                           112                None
P.O. Box 167                       December 1994, he was Senior
Spring Lake, NJ 07762              Vice President of AllianceBernstein
77                                 Corporation ("AB Corp"), (formerly
(1987)                             Alliance Capital Management
                                   Corporation) responsible for mutual fund
                                   administration. Prior to joining AB Corp.
                                   in 1984, he was Chief Financial Officer
                                   of Eberstadt Asset Management since
                                   1968. Prior to that, he was Senior
                                   Manager at Price Waterhouse & Co.
                                   Member of American Institute of Certified
                                   Public Accountants since 1953.

John Dobkin #                      Consultant. Formerly President                          111                None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001 - 2002, Senior
64                                 Advisor from June 1999 - June 2000
(1998)                             and President of Historic Hudson Valley
                                   (historic preservation) from December
                                   1989 - May 1999. Previously, Director
                                   of the National Academy of Design and
                                   during 1988 - 1992, Director and
                                   Chairman of the Audit Committee
                                   of AB Corp (formerly Alliance Capital
                                   Management Corporation).


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 49


                                                                                      PORTFOLIOS
                                                                                        IN FUND              OTHER
     NAME, ADDRESS,                         PRINCIPAL                                   COMPLEX          DIRECTORSHIP(S)
         AGE,                             OCCUPATION(S)                               OVERSEEN BY            HELD BY
 (FIRST YEAR ELECTED*)                 DURING PAST 5 YEARS                              DIRECTOR            DIRECTOR
------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Michael J. Downey #                Consultant since January                              111                Asia Pacific
c/o Alliance Capital               2004. Formerly managing                                                  Fund, Inc.;
Management L.P.                    partner of Lexington Capital,                                             and The
1345 Avenue of the Americas        LLC (investment advisory firm)                                          Merger Fund.
New York, NY 10105                 from December 1997 until
Attention: Phil Kirstein           December 2003. Prior thereto,
62                                 Chairman and CEO of Prudential
(2005)                             Mutual Fund Management
                                   from 1987 to 1993.

D. James Guzy, #                   Chairman of the Board of PLX                          111            Intel Corporation,
P.O. Box 128                       Technology (semi-conductors)                                            Cirrus Logic
Glenbrook, NV 89413                and of SRC Computers Inc.,                                              Corporation,
70                                 with which he has been associated                                         and the
(2005)                             since prior to 2001. He is also                                        Davis Selected
                                   President of the Arbor Company                                       Advisers Group of
                                   (private family investments).                                           Mutual Funds

Nancy P. Jacklin, #                Formerly U.S. Executive Director                      111                  None
4046 Chancery Court,               of the International Monetary
NW                                 Fund (December 2002-May
Washington, DC 20007               2006); partner, Clifford Chance
58                                 (1992-2002); Senior Counsel,
(2006)                             International Banking and Finance,
                                   and Associate General Counsel,
                                   Citicorp (1985-1992); Assistant
                                   General Counsel (International),
                                   Federal Reserve Board of
                                   Governors (1982-1985); and
                                   Attorney Advisor, U.S. Department
                                   of the Treasury (1973-1982).
                                   Member of the Bar of the District
                                   of Columbia and of New York;
                                   member of the Council on
                                   Foreign Relations

Marshall C. Turner, Jr., #         Principal of Turner Venture                           111                The George Lucas
220 Montgomery Street              Associates (venture capital and                                            Educational
Penthouse 10                       consulting) since prior to 2001.                                           Foundation
San Francisco,                     Chairman and CEO, DuPont                                                 and National
CA 94104                           Photomasks, Inc., Austin, Texas,                                        Datacast, Inc.
65                                 2003-2005, and President and
(2005)                             CEO since company acquired,
                                   and name changed to Toppan
                                   Photomasks, Inc. in 2005
                                   (semiconductor manufacturing
                                   services).


50 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


                                                                                      PORTFOLIOS
                                                                                        IN FUND              OTHER
     NAME, ADDRESS,                         PRINCIPAL                                   COMPLEX          DIRECTORSHIP(S)
         AGE,                             OCCUPATION(S)                               OVERSEEN BY            HELD BY
 (FIRST YEAR ELECTED*)                 DURING PAST 5 YEARS                              DIRECTOR            DIRECTOR
------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O. Mayer,+                    Executive Vice President of the                         111            SCB Partners
1345 Avenue of the                 Adviser since 2001, and                                                    Inc.;
Americas New York,                 Executive Managing Director of                                           SCB, Inc.
NY 10105                           AllianceBernstein Investments,
49                                 Inc. ("ABI") since 2003; prior thereto,
(2003)                             he was head of AllianceBernstein
                                   Institutional Investments, a unit of
                                   the Adviser from 2001-2003. Prior
                                   thereto, Chief Executive Officer of
                                   Sanford C. Bernstein & Co., LLC
                                   (institutional research and brokerage
                                   arm of Bernstein & Co. LLC)
                                   ("SCB & Co.") and its predecessor
                                   since prior to 2001.


*     There is no stated term of office for the Fund's directors.

**    Ms.Block was an "interested person", as defined in the 1940 Act, from
July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

#     Member of the Audit Committee, Governance and Nominating Committee and
Independent Directors Committee.

+     Mr.Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 51


Officer Information

Certain information concerning the Fund's Officers is set forth below.

                                  PRINCIPAL
NAME, ADDRESS*,                  POSITION(S)                      PRINCIPAL OCCUPATION
   AND AGE                      HELD WITH FUND                     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Marc O. Mayer                 President and Chief           See biography above.
49                            Executive Officer

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent
61                            & Independent                 Compliance Officer of the
                              Compliance Officer            AllianceBernstein Funds, with which he
                                                            has been associated since October
                                                            2004. Prior thereto, he was Of Counsel
                                                            to Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers L.P. since prior
                                                            to 2001 until March 2003.

Andrew M. Aran                Vice President                Senior Vice President of
49                                                          AllianceBernstein, with which he has
                                                            been associated since prior to 2001.

Gershon Distenfeld            Vice President                Vice President of AllianceBernstein with
31                                                          which he has been associated since
                                                            prior to 2001.

Jeffrey S. Phlegar            Vice President                Executive Vice President of the
40                                                          Adviser**, with which he has been
                                                            associated since prior to 2001.

Lawrence J. Shaw              Vice President                Senior Vice President of the Adviser**,
55                                                          with which he has been associated
                                                            since prior to 2001.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant
51                                                          General Counsel and Assistant
                                                            Secretary of AllianceBernstein
                                                            Investments, Inc., with which she has
                                                            been associated since prior to 2001.

Joseph Mantineo               Treasurer and Chief           Senior Vice President of
47                            Financial Officer             AllianceBernstein Investor Services
                                                            ("ABIS") and Vice President of ABIRM**,
                                                            with which he has been associated
                                                            since prior to 2001.

Vincent S. Noto               Controller                    Vice President of ABIS**, with which
42                                                          he has been associated since prior to
                                                            2001.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    The Adviser, AllianceBernstein Investments Inc., ABIS and SCBA Co. are
affiliates of the Fund.

      The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


52 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Information Regarding the Review and Approval of the Portfolio's Investment Advisory Contract

In this disclosure, the term "Fund" refers to AllianceBernstein Bond Fund, Inc., and the term "Portfolio" refers to the Corporate Bond Portfolio.

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Investment Advisory Contract (the "Advisory Agreement") between the Fund and the Adviser in respect of the Portfolio at a meeting held on June 14, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in two private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

    1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 53


    2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

    3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

    4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

    5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

    6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

    7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio;

    8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

    9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

   10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Portfolio;

   11. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Portfolio;

   12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

   13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

   14.    the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence


54 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 55


other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and


56 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of classes of shares of the Portfolio that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information provided by the Senior Officer based on information obtained from a Lipper database showing performance of the Class A Shares of the Portfolio as compared to a group of 8 to 7 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 25 to 10 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Lehman Brothers BAA U.S. Credit Index (the "Index") for periods ended April 30, 2006 over the 1-, 3-, 5-, 10-year and since inception periods (March 1974 inception). The directors noted that in the Performance Group comparison the Portfolio was in the 5th quintile in the 1-year period, 2nd quintile in the 3-year period, 4th quintile in the 5-year period and 2nd quintile in the 10-year period, and in the Performance Universe comparison the Portfolio was in the 4th quintile in the 1-year period, 2nd quintile in the 3-year period, 3rd quintile in the 5-year period and 2nd quintile in the 10-year period. The comparative information showed that the Portfolio outperformed the Index in the 3-year period and underperformed the Index in all other periods reviewed. Based on their review and their discussion of the reasons for the Portfolio's recent underperformance with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise the Portfolio and con-


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 57


cluded that the Portfolio's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Portfolio's performance.

Advisory Fees and Other Expenses

The directors considered information provided by the Senior Officer based on information obtained from a Lipper database showing the actual advisory fee rate paid by the Portfolio to the Adviser and the fee rates paid by other funds in the same Lipper category as the Portfolio. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., fixed income taxable securities). They had previously received an oral presentation from the Adviser that supplemented such information.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for


58 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's actual advisory fee rate of 50 basis points was the same as the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was one basis point and that as a result, the Adviser's total compensation pursuant to the Portfolio's Advisory Agreement was at a rate that was slightly higher than the Expense Group median. The directors also noted that the Portfolio's total expense ratio was materially higher than the Expense Group median and somewhat higher than the Expense Universe median. The directors noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Funds. The directors concluded that the Portfolio's expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 59


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and the AllianceBernstein Bond Fund, Inc. (the "Fund") in respect of AllianceBernstein Corporate Bond Portfolio (the "Portfolio"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

    1. Advisory fees charged to institutional and other clients of the Adviser for like services;

    2. Advisory fees charged by other mutual fund companies for like services;

    3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

    4. Profit margins of the Adviser and its affiliates from supplying such services;

    5.    Possible economies of scale as the Portfolio grows larger; and

    6. Nature and quality of the Adviser's services including the performance of the Portfolio.


PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in


(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

(2) Future references to the Portfolio do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Portfolio.


60 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

             Net Assets        Advisory Fee Based
              09/30/06          on % of Average
Category      (million)         Daily Net Assets                  Portfolio
-------------------------------------------------------------------------------
High Income     $612.3       50 bp on 1st $2.5 billion           Corporate Bond
                             45 bp on next $2.5 billion          Portfolio
                             40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the most recently completed fiscal year, the Adviser received $92,000 (0.01% of the Portfolio's average daily net assets) for such services.

Set forth below are the Portfolio's total expense ratios for the most recent semi-annual period:

Portfolio                           Total Expense Ratio(4)      Fiscal Year
-------------------------------------------------------------------------------
Corporate Bond Portfolio              Advisor    0.82%         September 30
                                      Class A    1.13%
                                      Class B    1.85%
                                      Class C    1.83%
                                      Class R    1.35%
                                      Class K    1.04%
                                      Class I    0.81%


I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although, as previously noted, a portion of the costs are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)   Annualized.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 61


Portfolio's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed advisory fee relative to the median of the Portfolio's Lipper Expense Group ("EG")(5) at the approximate current asset level of the Portfolio.(6)


(5) Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

(6) The contractual management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.


62 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds. However, because the Portfolio's original EG had an insufficient number of peers, at the request of the Adviser and the Senior Officer, Lipper expanded the Portfolio's EG to include peers that had a similar (but not the same) Lipper investment classification/objective.

                                                  Lipper
                              Contractual        Expense
                               Management         Group
Portfolio                         Fee(7)         Median                Rank
-------------------------------------------------------------------------------
Corporate Bond Portfolio(8)        0.500          0.500                4/11

Because Lipper had expanded the Portfolio's EG, under Lipper's standard guidelines, the Portfolio's Lipper Expense Universe ("EU") was also expanded to include universes of those peers that had a similar (but not the same) Lipper investment objective/classification.(9) A "normal" EU will include funds that have the same investment objective/classification as the subject fund.(10) Set forth below is a comparison of the Portfolio's total expense ratio and the medians of the Portfolio's EGs and EUs. The Portfolio's total expense ratio rankings are also shown:

                                      Lipper                Lipper
                         Expense        Exp.                  Exp.
                          Ratio        Group                 Universe
Portfolio                (%)(11)     Median (%)    Rank     Median (%)   Rank
-------------------------------------------------------------------------------
Corporate Bond
Portfolio(12)             1.077         1.026      10/11     1.005       37/47

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


(7) The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(8) The Portfolio's EG, includes the Portfolio, five other BBB-rated corporate debt funds, and five A-rated corporate debt funds.

(9) The expansion of the Fund's EU was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

(10) Except for asset size comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(11)  Most recently completed fiscal year Class A share total expense ratio.

(12) The Portfolio's EU, includes the Portfolio, the EG and all other BBB-rated and A-rated corporate debt funds.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 63


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship provided the affiliates' charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC").

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Portfolio's principal underwriter. ABI and the Adviser have disclosed in the Portfolio's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(13) During the Portfolio's most recently completed fiscal year, ABI received from the Portfolio $21,699, $4,813,825 and $174,345 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.


(13) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


64 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the Portfolio's most recently completed fiscal year, ABIS received $651,716 in fees from the Portfolio.(14)


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders would benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE PORTFOLIO

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.


14    The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then the transfer agent's account to the Portfolio's account. During the Portfolio's most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $8,679 under the offset agreement between the Portfolio and ABIS.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 65


The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio(15) relative to the Portfolio's Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(16) for the periods ended June 30, 2006.(17)

Corporate Bond       Portfolio
Portfolio             Return     PG Median   PU Median    PG Rank    PU Rank
-------------------------------------------------------------------------------
1 year                 -1.99       -0.95       -1.01        6/6       27/31
3 year                  3.92        2.91        2.77        1/6        4/27
5 year                  5.07        4.98        5.19        3/6       11/19
10 year                 6.14        5.84        6.05        2/6        3/11


Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)(18) versus its benchmark:(19)

                                    Periods Ending June 30, 2006
                                        Annualized Performance
-------------------------------------------------------------------------------
                            1          3          5          10        Since
Portfolio                  Year       Year       Year       Year     Inception
-------------------------------------------------------------------------------
Corporate Bond
  Portfolio               -1.99       3.92       5.07       6.14       8.94
Lehman Brothers
  BAA U.S. Credit
  Index                   -2.37       2.39       5.96       6.61       9.41


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.


Dated: November 15, 2006


(15) The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio's performance returns. However, differences in distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

(16) The Portfolio's PG and PU are not identical to the Portfolio's EG and EU. The Portfolio's PG only includes peers from the Portfolio's EG that have the same Lipper investment classification/objective as the Portfolio. The Portfolio's PU is not identical to the Portfolio's EU. Funds with negative management fees are excluded from EUs but not necessarily from PUs. In addition, PUs only include funds of the same Lipper investment objective/classification as the Portfolio, in contrast to EUs, which include funds of similar but not the same investment objective/classification.

(17) Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

(18)  The performance returns shown are for the Class A shares of the Portfolio.

(19) The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.


66 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National                      Michigan
Insured National              Minnesota
Arizona                       New Jersey
California                    New York
Insured California            Ohio
Florida                       Pennsylvania
Massachusetts                 Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**    An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO o 67


NOTES


68 o ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO


ALLIANCEBERNSTEIN BOND FUND CORPORATE BOND PORTFOLIO
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


CB-0151-0906


-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------


AllianceBernstein Bond Fund
U.S. Government Portfolio


Annual Report

September 30, 2006




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


---------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------




The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


November 27, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Bond Fund U.S. Government Portfolio (the "Portfolio") for the annual reporting period ended September 30, 2006.


Investment Objective and Policies

This open-end fund seeks to generate income and price appreciation without assuming what AllianceBernstein considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. government securities and repurchase agreements and forward contracts relating to U.S. government securities. The Portfolio may invest the remaining 20% of its net assets in non-U.S. government debt securities, such as mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and variable, floating, and inverse floating rate instruments, preferred stock, and other corporate debt securities. The Portfolio will not invest in any security rated below BBB- by S&P or Baa- by Moody's. The Portfolio may invest in debt securities with a range of maturities from short- to long-term.


Investment Results

The table on page 4 shows the Portfolio's performance compared to its benchmark, the Lehman Brothers (LB) Government Index, which represents the U.S. government bond market, for the six- and 12-month periods ended September 30, 2006. We have also included performance for the Lipper General U.S. Government Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some may have different investment policies and sales and management fees.

The Portfolio underperformed its benchmark, the LB Government Index, and its Class A shares outperformed the Lipper Average, for both the six- and 12-month periods ended September 30, 2006. The Portfolio's shorter-than-benchmark duration was a positive factor for the 12-month period under review, as interest rates along the yield curve rose for most of the year. Additionally, the Portfolio's non-Treasury holdings added to relative performance for both the six- and 12-month periods under review, as spread sectors outperformed the Treasury market.

The Portfolio's defensive shorter-duration positioning detracted from performance during the latter half of the six-month period under review, as U.S. interest rates fell sharply in the third quarter and bond market returns rallied.


Market Review and Investment Strategy

U.S. fixed-income returns were generally weak in the first three quarters of the 12-month period ended September 30, 2006, buffeted by higher interest rates and continued U.S. Federal Reserve ("Fed") rate increases. The final three months of the period, however, saw a broad-based rally in both the fixed-income and equity markets as the economy slowed, oil prices declined and the Fed ended its interest-rate hike cycle. The Fed raised official


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 1


interest rates 150 basis points in quarter point increments during the year to end the reporting period at 5.25%. Yields across the maturity spectrum rose as the Fed raised rates, with the 10-year yield gaining 30 basis points to end the reporting period at 4.63%. The Treasury yield curve remained flat with the yield spread between the two- and 30-year at only 8 basis points.

U.S. Treasury securities returned 3.09% for the 12-month period ended September 30, 2006, according to the LB Treasury Index. Shorter-term Treasuries (1-3 years) outperformed, returning 3.71%, while longer-maturity Treasuries (5-10 years) underperformed, returning 2.81% and 20+ years returned 1.84%.

Among non-government sectors, mortgages and asset-backed securities (ABS) led, posting returns of 4.19% and 4.16% respectively, according to Lehman Brothers. Mortgages benefited from relatively low volatility and muted prepayment risk, while ABS were underpinned by strong technical demand. Commercial mortgage-backed securities (CMBS) returned 4.06% for the reporting period, helped by improving delinquency trends.

During the six- and 12-month periods under review, the Portfolio remained positioned for U.S. interest rates to rise. Accordingly, the Portfolio's overall duration was kept shorter than that of the benchmark. Quantitative and fundamental research also indicated attractive relative valuations among mortgage-related securities. Even though mortgage spreads remained near the low end of their historical range, they were viewed as fair, and it was expected that mortgages would remain stable. Consequently, an allocation to mortgages within the Portfolio was maintained.


2 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.


Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Government Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is composed of the LB Treasury Index and the LB Agency Index. For the six- and 12-month periods ended September 30, 2006, the Lipper General U.S. Government Funds Average consisted of 188 and 184 funds, respectively. These funds have generally similar investment objectives to the Portfolio, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.


A Word About Risk

Price fluctuations in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. The Portfolio's investments in mortgage-related or asset-backed securities may be subjected to prepayment risk. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. The Portfolio may utilize leverage through the use of reverse repurchase arrangements, forward contracts or dollar rolls or by borrowing money. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund's investments. These risks are fully discussed in the Portfolio's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                         Returns
THE PORTFOLIO VS. ITS BENCHMARK             ---------------------------------
PERIODS ENDED SEPTEMBER 30, 2006            6 Months                12 Months
-------------------------------------------------------------------------------
AllianceBernstein Bond Fund
  U.S. Government Portfolio
  Class A                                     3.28%                    2.60%
  Class B                                     2.90%                    1.86%
  Class C                                     2.90%                    1.87%
  Advisor Class*                              3.42%                    2.75%
  Class R*                                    3.05%                    2.26%
  Class K*                                    3.20%                    2.57%
  Class I*                                    3.52%                    2.89%

Lehman Brothers
  Government Index                            3.56%                    3.30%

Lipper General U.S. Government
  Funds Average                               3.12%                    2.29%


* Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO
9/30/96 TO 9/30/06


AllianceBernstein Bond Fund U.S. Government Portfolio Class A: $15,849

Lehman Brothers Government Index: $18,298


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                                     AllianceBernstein
                                          Bond Fund                  Lehman
                                      U.S. Government               Brothers
                                         Portfolio                 Government
                                           Class A                   Index
-------------------------------------------------------------------------------
9/30/96                                   $  9,575                 $ 10,000
9/30/97                                   $ 10,372                 $ 10,916
9/30/98                                   $ 11,656                 $ 12,399
9/30/99                                   $ 11,342                 $ 12,189
9/30/00                                   $ 12,100                 $ 13,064
9/30/01                                   $ 13,507                 $ 14,796
9/30/02                                   $ 14,558                 $ 16,282
9/30/03                                   $ 14,728                 $ 16,860
9/30/04                                   $ 15,095                 $ 17,284
9/30/05                                   $ 15,444                 $ 17,713
9/30/06                                   $ 15,849                 $ 18,298


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Bond Fund U.S. Government Portfolio Class A shares (from 9/30/96 to 9/30/06) as compared to the performance of the Portfolio's benchmark, the Lehman Brothers Government Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2006

                                        NAV Returns       SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                     2.60%            -1.76%
5 Years                                    3.24%             2.35%
10 Years                                   5.17%             4.71%
SEC Yield**                                4.53%

Class B Shares
1 Year                                     1.86%            -1.08%
5 Years                                    2.48%             2.48%
10 Years(a)                                4.71%             4.71%
SEC Yield**                                3.99%

Class C Shares
1 Year                                     1.87%             0.89%
5 Years                                    2.51%             2.51%
10 Years                                   4.42%             4.42%
SEC Yield**                                4.01%

Advisor Class Shares+
1 Year                                     2.75%             2.75%
5 Years                                    3.58%             3.58%
Since Inception*                           4.95%             4.95%
SEC Yield**                                5.02%

Class R Shares+
1 Year                                     2.26%             2.26%
Since Inception*                           2.79%             2.79%
SEC Yield**                                4.33%

Class K Shares+
1 Year                                     2.57%             2.57%
Since Inception*                           2.76%             2.76%
SEC Yield**                                4.66%

Class I Shares+
1 Year                                     2.89%             2.89%
Since Inception*                           3.08%             3.08%
SEC Yield**                                4.85%

(a)   Assumes conversion of Class B shares into Class A shares after six years.

* Inception Date: 10/6/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

**    SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2006.

+     These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)

                                                         SEC Returns
-------------------------------------------------------------------------------
Class A Shares
1 Year                                                      -1.76%
5 Years                                                      2.35%
10 Years                                                     4.71%

Class B Shares
1 Year                                                      -1.08%
5 Years                                                      2.48%
10 Years(a)                                                  4.71%

Class C Shares
1 Year                                                       0.89%
5 Years                                                      2.51%
10 Years                                                     4.42%

Advisor Class Shares+
1 Year                                                       2.75%
5 Years                                                      3.58%
Since Inception*                                             4.95%

Cass R Shares+
1 Year                                                       2.26%
Since Inception*                                             2.79%

Class K Shares+
1 Year                                                       2.57%
Since Inception*                                             2.76%

Class I Shares+
1 Year                                                       2.89%
Since Inception*                                             3.08%


(a)   Assumes conversion of Class B shares into Class A shares after six years.

* Inception Date: 10/6/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+     Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

      See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.


Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                   Beginning                          Ending
                  Account Value                    Account Value                   Expenses Paid
                  April 1, 2006                  September 30, 2006                During Period*
---------------------------------------------------------------------------------------------------------
              Actual     Hypothetical         Actual     Hypothetical**        Actual    Hypothetical
---------------------------------------------------------------------------------------------------------
Class A       $1,000        $1,000          $1,032.76      $1,020.56           $4.59         $4.56
Class B       $1,000        $1,000          $1,029.03      $1,016.90           $8.29         $8.24
Class C       $1,000        $1,000          $1,029.01      $1,017.00           $8.19         $8.14
Advisor
  Class       $1,000        $1,000          $1,034.18      $1,022.06           $3.06         $3.04
Class R       $1,000        $1,000          $1,030.52      $1,018.55           $6.62         $6.58
Class K       $1,000        $1,000          $1,031.96      $1,020.21           $4.94         $4.91
Class I       $1,000        $1,000          $1,035.16      $1,021.46           $3.67         $3.65


* Expenses are equal to the classes' annualized expense ratios of 0.90%, 1.63%, 1.61%, 0.60%, 1.30%, 0.97% and 0.72%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**    Assumes 5% return before expenses.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 7


PORTFOLIO SUMMARY
September 30, 2006

PORTFOLIO STATISTICS
Net Assets ($mil): $611.1


SECURITY TYPE BREAKDOWN*

o     55.8%    U.S. Treasury Securities
o     17.7%    Federal National Mortgage Association
o     10.0%    Collateralized Mortgage Obligations
o      7.5%    Government National Mortgage Association
o      2.2%    Stripped Mortgage Backed Securities
o      2.2%    Commercial Mortgage Backed Securities
o      1.7%    Federal Home Loan Mortgage Corp.
o      0.5%    Asset Backed Securities
o      0.3%    Federal Agency-Commercial
               Mortgage Backed Securities
o      0.2%    Federal Agency-Collateralized
               Mortgage Obligations

o      1.9%    Short-Term


* All data are as of September 30, 2006. The Portfolio's security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


8 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


PORTFOLIO OF INVESTMENTS
September 30, 2006


                                                Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------------

U.S. GOVERNMENT & GOVERNMENT
  SPONSORED AGENCY OBLIGATIONS-88.5%
U.S. Treasury Bonds-32.4%
  6.25%, 8/15/23                               $ 33,300    $  38,661,833
  6.25%, 5/15/30*                                22,000       26,439,534
  7.125%, 2/15/23                                20,000       25,121,880
  7.50%, 11/15/16                                19,500       23,887,500
  11.25%, 2/15/15*                               20,000       29,089,060
  12.50%, 8/15/14*                               45,150       54,587,388
                                                             ------------
                                                             197,787,195

Mortgage Pass Thru's-28.6%
Federal Home Loan Mortgage Corp.
  4.124%, 1/01/35(a)                              5,520        5,542,516
  4.245%, 10/01/35(a)                               964          959,446
  4.397%, 8/01/34(a)                                747          744,910
  4.398%, 9/01/34(a)                                545          543,916
  4.601%, 4/01/35(a)                                724          717,114
  4.682%, 6/01/35(a)                              1,467        1,455,270
  5.734%, 5/01/36(a)                                763          768,692
Federal National Mortgage Association
  4.00%, 5/01/19-3/01/20                          6,089        5,762,881
  4.124%, 12/01/34(a)                             3,344        3,331,767
  4.138%, 11/01/34(a)                             1,002          999,695
  4.175%, 9/01/35(a)                                544          542,452
  4.308%, 8/01/34(a)                                799          800,370
  4.38%, 8/01/34(a)                               1,416        1,419,456
  4.412%, 8/01/34(a)                                893          892,884
  4.466%, 1/01/36(a)                                763          760,612
  4.477%, 5/01/33(a)                                867          869,687
  4.515%, 7/01/35(a)                              1,229        1,227,899
  4.53%, 8/01/35(a)                                 491          489,529
  4.699%, 5/01/35(a)                                968          963,491
  4.786%, 7/01/35(a)                              1,704        1,696,024
  4.813%, 7/01/35(a)                                805          803,014
  5.00%, TBA                                     40,890       40,174,425
  5.00%, 12/01/17-12/01/19                       21,246       20,946,595
  5.50%, 6/01/20                                 14,750       14,783,230
  5.589%, 4/01/36(a)                              1,051        1,054,167
  5.811%, 3/01/36(a)                              2,533        2,556,560
  5.942%, 6/01/36(a)                                387          392,778
  5.948%, 6/01/36(a)                              1,727        1,744,472
  6.038%, 5/01/36(a)                              1,016        1,029,809
  6.417%, 1/01/36(a)                              1,376        1,411,902
  6.50%, 8/01/34-5/01/35                         10,250       10,479,459
Government National Mortgage Association
  5.50%, 7/15/33-4/20/36                         35,923       35,617,916
  7.00%, 12/15/26                                 2,928        3,022,433
  7.50%, 12/15/14                                 6,212        6,427,644
  8.00%, 3/15/12                                  2,759        2,834,010


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 9


                                                Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------------

  8.15%, 9/15/20                               $    395      $   419,945
  9.00%, 12/15/09-12/15/19                          676          692,169
                                                             ------------
                                                             174,879,139

U.S. Treasury Notes-25.6%
  3.25%, 1/15/09*                                28,600       27,737,538
  3.625%, 1/15/10*                                7,010        6,802,168
  3.875%, 5/15/09                                19,845       19,479,098
  4.00%, 6/15/09-4/15/10                         63,580       62,428,236
  4.00%, 3/15/10*                                21,840       21,425,389
  4.50%, 11/15/15*                               18,560       18,380,191
                                                             ------------
                                                             156,252,620

U.S. Treasury Inflation Index Security-1.4%
  1.875%, 7/15/13                                 8,696        8,470,862

Federal Agency - Commercial Mortgage
  Backed Securities-0.3%
Government National Mortgage Association
  Series 2006-32 Class XM
  0.487%, 11/16/45                                5,873          336,756
  Series 2006-39 Class IO
  1.187%, 7/16/46                                24,979        1,425,047
                                                             ------------
                                                               1,761,803

Federal Agency - Collateralized Mortgage
  Obligations-0.2%
Fannie Mae Strip
  Series 334 Class 22
  5.00%, 2/01/18                                  2,017          312,842
  Series 339 Class 25
  5.00%, 7/01/18                                  3,144          503,984
  Series 339 Class 26
  5.00%, 7/01/18                                  2,576          410,957
  Series 351 Class 27
  5.00%, 4/01/19                                  1,127          185,340
                                                             ------------
                                                               1,413,123

Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $540,842,006)                                        540,564,742

COLLATERALIZED MORTGAGE OBLIGATIONS-10.6%
Adjustable Rate Mortgage Trust
  Series 2005-4 Class 3A1
  4.995%, 8/25/35                                 3,028        2,984,013
Bear Stearns Alt-A Trust
  Series 2005-10 Class 24A1
  5.957%, 1/25/36                                 2,679        2,705,205
  Series 2006-2 Class 23A1
  5.99%, 3/25/36                                  3,662        3,694,105
  Series 2006-3 Class 22A1
  6.242%, 5/25/36                                 2,866        2,904,628


10 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


                                                Principal
                                                   Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------------

Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2 Class 1A4
  5.115%, 5/25/35                              $  3,007     $  2,970,017
Countrywide Home Loans
  Series 2005-12 Class 1A5
  5.25%, 5/25/35                                  7,424        7,332,536
  Series 2006-HYB4 Class 2A1
  5.842%, 6/20/36                                 4,185        4,209,340
Greenpoint Mortgage Funding Trust
  Series 2006-AR2 Class 4A1
  6.432%, 3/25/36                                 3,326        3,409,603
Indymac Index Mortgage Loan Trust
  Series 2006-AR7 Class 4A1
  6.265%, 5/25/36                                 2,019        2,046,646
JP Morgan Alternative Loan Trust
  Series 2006-A2 Class 4A1
  6.383%, 5/25/36                                 2,892        2,946,274
JP Morgan Mortgage Trust
  Series 2006-A4 Class 1A1
  5.852%, 6/25/36                                 2,893        2,915,333
Merrill Lynch Mortgage Investors, Inc.
  Series 2006-A1 Class 2A1
  6.201%, 3/25/36                                 3,117        3,156,176
Residential Asset Mortgage Products, Inc.
  Series 2004-SL2 Class A2
  6.50%, 10/25/31                                 4,534        4,579,484
  Series 2004-SL4 Class A4
  7.00%, 7/25/32                                  1,552        1,586,395
Residential Asset Securitization Trust
  Series 2003-A15 Class B2
  5.582%, 2/25/34                                 1,722        1,634,965
Residential Funding Mortgage Securities I, Inc.
  Series 2005-SA3 Class 3A
  5.243%, 8/25/35                                 2,994        2,965,631
Structured Asset Mortgage Investments, Inc.
  Series 2005-AR7 Class 5X1
  1.429%, 3/25/46                                 4,832          149,499
Structured Asset Securities Corp.
  Series 2003-21 Class 2A1
  4.00%, 8/25/33                                  3,444        3,359,231
  Series 2006-RM1 Class AIO
  5.00%, 8/25/46(b)                               4,960        1,088,274
  Series 2003-6A Class B3
  5.425%, 3/25/33                                 2,058        2,011,941
  Series 2002-3 Class B3
  6.50%, 3/25/32                                  3,361        3,335,819
Wells Fargo Mortgage Backed Securities Trust
  Series 2006-AR11 Class A4
  5.539%, 8/25/36                                 3,086        3,065,030

Total Collateralized Mortgage Obligations
  (cost $65,228,088)                                          65,050,145


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 11


                                                Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------------

STRIPPED MORTGAGE BACKED SECURITIES-2.4%
Countrywide Alternative Loan Trust
  Series 2005-27 Class 2X1
  1.312%, 8/25/35                              $ 40,301     $  1,070,408
  Series 2005-27 Class 2X2
  0.567%, 8/25/35                                 7,422          143,846
  Series 2005-59 Class 2X
  1.601%, 11/20/35                               14,851          541,172
Credit Suisse First Boston Mortgage
  Securities Corp.
  Series 2001-CK3 Class AX
  1.274%, 6/15/34(b)                             31,790        1,263,024
Greenpoint Mortgage Funding Trust
  Series 2005-AR5 Class 4X1
  Zero coupon, 11/25/45                          17,131          358,730
  Series 2005-AR5 Class 4X2
  Zero coupon, 11/25/45                           9,832          153,678
LB-UBS Commercial Mortgage Trust
  Series 2006-C6 Class XCL
  0.07%, 9/15/39(b)                              77,387        1,484,277
  Series 2005-C7 Class XCL
  0.081%, 11/15/40(b)                           122,556        1,174,089
Morgan Stanley Capital I
  Series 2003-IQ4 Class X1
  0.207%, 5/15/40(b)                             87,783        2,935,477
Mortgage Capital Funding, Inc.
  Series 1996-MC2 Class X
  3.024%, 12/21/26                                3,582            7,952
Prudential Securities Secured Financing Corp.
  Series 1999-NRF1 Class AEC
  0.946%, 11/01/31(b)                           253,073        5,377,806

Total Stripped Mortgage Backed Securities
  (cost $16,806,944)                                          14,510,459

COMMERCIAL MORTGAGE BACKED SECURITIES-2.4%
Banc of America Commercial Mortgage, Inc.
  Series 2006-2, Class A4
  5.93%, 5/10/45                                  1,790        1,851,594
Citigroup Commercial Mortgage Trust
  Series 2004-C1 Class A4
  5.53%, 4/15/40                                  2,040        2,059,665
CS First Boston Mortgage Securities Corp.
  Series 2004-C1 Class A4
  4.75%, 1/15/37                                    715          691,197
JP Morgan Chase Commercial Mortgage Securities
  Series 2006-CB15 Class A4
  5.814%, 6/12/43                                 1,485        1,534,792
  Series 2006-LDP7 Class A4
  6.066%, 4/15/45                                 1,580        1,649,678


12 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)     U.S. $ Value
-------------------------------------------------------------------------------

LB-UBS Commercial Mortgage Trust
  Series 2004-C2 Class A4
  4.367%, 3/15/36                              $  1,700     $  1,603,551
Merrill Lynch Mortgage Trust
  Series 2004-KEY2 Class A4
  4.864%, 8/12/39                                 2,420        2,347,763
  Series 2004-BPC1 Class A5
  4.855%, 10/12/41                                1,890        1,830,994
Merrill Lynch/Countrywide Commercial
  Mortgage Trust
  Series 2006-2 Class A4
  6.105%, 6/12/46                                   895          936,868

Total Commercial Mortgage Backed Securities
  (cost $14,029,530)                                          14,506,102

ASSET BACKED SECURITIES-0.5%
Fixed Rate-0.5%
Countrywide Asset-Backed Certificates
  Series 2004-2N Class N1
  5.00%, 2/25/35(b)                                  88           87,832
DB Master Finance, LLC
  Series 2006-1 Class A2
  5.779%, 6/20/31(b)                              1,395        1,415,939
Residential Asset Mortgage Products, Inc.
  Series 2004-SL3 Class A3
  7.50%, 12/25/31                                 1,340        1,384,649
SASCO Net Interest Margin Trust
  Series 2004-9XS Class A
  5.25%, 5/28/34(b)                                 345          327,904

Total Asset Backed Securities
  (cost $3,216,066)                                            3,216,324

SHORT-TERM INVESTMENTS-2.0%
U.S. Government & Government Sponsored
  Agency Obligations-2.0%
Federal National Mortgage Association
  Zero coupon, 10/02/06                          12,000       11,998,417

U.S. Treasury Bill-0.0%
  Zero coupon, 1/25/07(c)                           250          246,171

Total Short-Term Investments
  (cost $12,244,588)                                          12,244,588

Total Investments Before Security Lending
  Collateral-106.4%
  (cost $652,367,222)                                        650,092,360


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 13


                                              Shares or
                                              Principal
                                                Amount
                                                (000)      U.S. $ Value
-------------------------------------------------------------------------------

INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-30.7%
Short-Term Investments
Fountain Square Funding
  5.42%, 10/02/06                              $ 27,000   $   26,995,935
FPL Group
  5.30%, 10/16/06                                14,575       14,542,996
Giro Balanced Funding
  5.29%, 10/11/06                                20,000       19,970,722
Goldman Sachs
  5.36%, 10/01/06                                25,000       25,112,344
Gotham Funding
 5.31%, 10/17/06                                 30,000       29,929,466
Morgan Stanley
  5.32%, 10/01/06                                50,000       50,220,533
Norinchukin Bank
  5.32%, 10/20/06                                20,000       20,011,778
                                                             ------------
                                                             186,783,774

UBS Private Money Market Fund, LLC            1,163,998        1,163,998

Total Investment of Cash Collateral for
  Securities Loaned
  (cost $187,947,772)                                        187,947,772

Total Investments-137.1%
  (cost $840,314,994)                                        838,040,132
Other assets less liabilities-(37.1)%                       (226,928,129)

Net Assets-100%                                           $  611,112,003

FINANCIAL FUTURES CONTRACTS PURCHASED (see Note D)

                                                                   Value at
                       Number of      Expiration    Original     September 30,      Unrealized
Type                   Contracts        Month         Value          2006         Appreciation
------------------------------------------------------------------------------------------------
U.S. Treasury Note
5 Yr Future                235      December 2006   $24,705,057   $24,796,172        $91,115


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)   Variable rate coupon, rate shown as of September 30, 2006.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, the aggregate market value of these securities amounted to $15,154,622 or 2.5% of net assets.

(c) Positions, or portions thereof, with a market value of $246,171 have been segregated to collateralize margin requirements for open futures contracts.

      Glossary:
      TBA - (To Be Announced)

      See notes to financial statements.


14 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
September 30, 2006


Assets
Investments in securities, at value (cost $840,314,994--
  including investment of cash collateral for securities
  loaned of $187,947,772)                                      $838,040,132(a)
Cash                                                              210,065
Interest receivable                                             5,906,930
Receivable for capital stock sold                               1,242,705
Total assets                                                  845,399,832

Liabilities
Payable for collateral received on securities loaned          187,947,772
Payable for investment securities purchased                    41,632,534
Payable for capital stock redeemed                              2,492,007
Dividends payable                                                 778,905
Advisory fee payable                                              689,542
Distribution fee payable                                          237,391
Transfer Agent fee payable                                        121,710
Administrative fee payable                                         24,386
Payable for variation margin on futures contracts                  14,688
Accrued expenses                                                  348,894
Total liabilities                                             234,287,829
Net Assets                                                   $611,112,003

Composition of Net Assets
Capital stock, at par                                             $89,353
Additional paid-in capital                                    750,341,842
Distributions in excess of net investment income               (6,248,034)
Accumulated net realized loss on investment
  transactions                                               (130,886,387)
Net unrealized depreciation of investments                     (2,184,771)
                                                            --------------
                                                             $611,112,003


Net Asset Value Per Share-21 billion shares of capital stock authorized, $.001 par value

                                            Shares          Net Asset
Class               Net Assets           Outstanding          Value
--------------------------------------------------------------------
A                 $457,168,129            66,854,491         $6.84*
B                 $ 81,833,944            11,968,525         $6.84
C                 $ 66,795,805             9,754,115         $6.85
Advisor           $  5,258,812               767,815         $6.85
R                 $     35,732                 5,225         $6.84
K                 $      9,842                 1,439         $6.84
I                 $      9,739                 1,424         $6.84
--------------------------------------------------------------------


* The maximum offering price per share for Class A shares was $7.14 which reflects a sales charge of 4.25%.

(a) Includes securities on loan with a value of $181,446,035 (see Note E). See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 15


STATEMENT OF OPERATIONS
Year Ended September 30, 2006

Investment Income
Interest                                                         $36,462,467

Expenses
Advisory fee                                     $  2,971,997
Distribution fee--Class A                           1,475,622
Distribution fee--Class B                           1,074,775
Distribution fee--Class C                             736,617
Distribution fee--Class R                                 147
Distribution fee--Class K                                  25
Transfer agency--Class A                              680,776
Transfer agency--Class B                              196,872
Transfer agency--Class C                              118,245
Transfer agency--Advisor Class                          8,782
Transfer agency--Class R                                   77
Transfer agency--Class K                                   21
Transfer agency--Class I                                   18
Printing                                              264,590
Custodian                                             175,160
Administrative                                         96,866
Legal                                                  95,085
Registration fees                                      87,231
Audit                                                  70,035
Directors' fees                                        31,158
Miscellaneous                                          50,753
Total expenses before interest expense              8,134,852
Interest expense                                      265,353
Total expenses                                      8,400,205
Less: expense offset arrangement
  (see Note B)                                        (42,000)
Net expenses                                                       8,358,205
Net investment income                                             28,104,262

Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                        (11,629,018)
  Futures contracts                                                2,126,700
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                     (4,828,928)
  Futures contracts                                                 (308,105)
Net loss on investment transactions                              (14,639,351)

Net Increase in Net Assets
  from Operations                                              $  13,464,911


See notes to financial statements.


16 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


STATEMENT OF CHANGES IN NET ASSETS


                                                   Year Ended       Year Ended
                                                  September 30,    September 30,
                                                      2006             2005
                                                 -------------    -------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                            $  28,104,262   $  43,694,771
Net realized loss on investment
   transactions                                     (9,502,318)     (7,902,534)
Net change in unrealized
   appreciation/depreciation
   of investments                                   (5,137,033)    (10,220,230)
Net increase in net assets
   from operations                                  13,464,911      25,572,007

Dividends to Shareholders from
Net investment income
   Class A                                         (22,604,739)    (24,186,748)
   Class B                                          (4,137,570)     (6,345,707)
   Class C                                          (2,849,239)     (3,259,002)
   Advisor Class                                      (303,181)    (12,695,436)
   Class R                                              (1,262)           (760)
   Class K                                                (451)           (238)
   Class I                                                (475)           (254)

Capital Stock Transactions
Net decrease                                      (145,187,552)   (416,393,877)
Total decrease                                    (161,619,558)   (437,310,015)

Net Assets
Beginning of period                                772,731,561   1,210,041,576
End of period (including distributions
   in excess of net investment income
   of ($6,248,034) and
   ($6,188,867), respectively)                  $  611,112,003  $  772,731,561


See notes to financial statements.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 17


NOTES TO FINANCIAL STATEMENTS
September 30, 2006

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Intermediate Bond Portfolio, (formerly the Quality Bond Portfolio) and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the U.S. Government Portfolio. The U.S. Government Portfolio (the "Portfolio") offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ"))or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by ref-


18 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


erence to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for Federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 19


3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio accretes discounts and amortizes premiums as adjustments to interest income.

4. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements

It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio's net assets valued on the last business day of the previous quarter. Prior to September 7, 2004, the Portfolio paid the Adviser an advisory fee at a quarterly rate of .15% (approximately .60% on an annual basis) of the first $500 million of the Portfolio's net assets and .125% (approximately .50% on an annual basis) of it net assets over $500 million, valued on the last business day of the previous quarter. The fee is accrued daily and paid quarterly.


20 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Pursuant to the advisory agreement, the Portfolio paid $96,866 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended September 30, 2006.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $683,446 for the year ended September 30, 2006.

For the year ended September 30, 2006, the Portfolio's expenses were reduced by $42,000 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the
"Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $6,482 from the sales of Class A shares and received $6,791, $64,181 and $3,594 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended September 30, 2006.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio's average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio's average daily net assets attributable to Class R shares and .25% of the Portfolio's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $2,236,462, $6,165,272, $2,100 and $0 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Portfolio in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 21


NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2006, were as follows:

                                          Purchases             Sales
Investment securities (excluding        -------------      --------------
     U.S. government securities)        $ 110,376,641      $  104,607,650
U.S. government securities                989,499,883       1,081,227,382

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding future contracts) are as follows:

Cost                                                       $ 850,091,722
Gross unrealized appreciation                              $   9,446,481
Gross unrealized depreciation                                (21,498,071)
                                                           -------------
Net unrealized depreciation                                $ (12,051,590)
                                                           -------------

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is affected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Swap Agreements

The Portfolio may enter into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.


22 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the statement of operations. Prior to October 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

3. Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write
(sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 23


option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security at a price different from the current market value. For the year ended September 30, 2006, the Portfolio had no transactions in written options.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended September 30, 2006, the average amount of reverse repurchase agreements outstanding was $6,218,498 and the daily weighted average annualized interest rate was 4.19%. There were no reverse repurchase agreements outstanding at September 30, 2006.

5. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the year ended September 30, 2006, the Portfolio earned drop income of $264,012 which is included in interest income in the accompanying statement of operations.

NOTE E

Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive divi-


24 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


dends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower's failure to return a loaned security when due. As of September 30, 2006, the Portfolio had loaned securities with a value of $181,446,035 and received cash collateral which was invested in short-term securities valued at $187,947,772 as included in the accompanying portfolio of investments. For the year ended September 30, 2006, the Portfolio earned fee income of $319,098 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                     --------------------------  ------------------------------
                     Year Ended    Year Ended      Year Ended      Year Ended
                    September 30, September 30,   September 30,   September 30,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold            3,048,503     3,126,480     $20,805,776     $22,073,490
Shares issued in
   reinvestment of
   dividends           2,200,043     2,261,039      15,016,751      15,978,830
Shares converted
   from Class B        1,871,028     4,124,189      12,764,162      29,086,145
Shares redeemed      (18,093,151)  (19,738,404)   (123,462,197)   (139,391,330)
Net decrease         (10,973,577)  (10,226,696)   $(74,875,508)   $(72,252,865)

Class B
Shares sold              691,326     1,200,396      $4,711,220      $8,484,320
Shares issued in
   reinvestment of
   dividends             469,777       657,216       3,208,836       4,646,224
Shares converted
   to Class A         (1,871,255)   (4,124,192)    (12,764,162)    (29,086,145)
Shares redeemed       (7,205,125)  (10,168,820)    (49,186,249)    (71,816,023)
Net decrease          (7,915,277)  (12,435,400)   $(54,030,355)   $(87,771,624)


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 25


                               Shares                         Amount
                     --------------------------  ------------------------------
                     Year Ended    Year Ended      Year Ended      Year Ended
                    September 30, September 30,   September 30,   September 30,
                         2006          2005           2006            2005
                     ------------  ------------  --------------  --------------
Class C
Shares sold              689,394       941,980      $4,716,179      $6,658,949
Shares issued in
   reinvestment of
   dividends             265,512       301,582       1,815,660       2,134,703
Shares redeemed       (3,254,684)   (4,215,458)    (22,265,463)    (29,812,297)
Net decrease          (2,299,778)   (2,971,896)   $(15,733,624)   $(21,018,645)

Advisor Class
Shares sold              501,706    20,593,240      $3,469,562    $145,526,826
Shares issued in
   reinvestment of
   dividends              44,186     1,746,230         302,189      12,364,185
Shares redeemed         (633,069)  (56,168,512)     (4,330,825)   (393,271,216)
Net decrease             (87,177)  (33,829,042)      $(559,074)  $(235,380,205)

Class R
Shares sold                2,333         1,334         $15,834          $9,408
Shares issued in
   reinvestment of
   dividends                 124            51             840             359
Shares redeemed             (833)          (58)         (5,668)           (405)
Net increase               1,624         1,327         $11,006          $9,362

                                      March 1,                         March 1,
                      Year Ended      2005(a) to    Year Ended      2005(a) to
                    September 30,  September 30,   September 30,  September 30,
                            2006           2005         2006              2005
                     ------------  ------------  --------------  --------------
Class K
Shares sold                   -0-        1,439             $-0-        $10,100
Shares issued in
   reinvestment of
   dividends                  -0-(b)        -0-              3              -0-
Net increase                  -0-(b)     1,439              $3         $10,100

Class I
Shares sold                   -0-        1,425             $-0-        $10,000
Net increase                  -0-        1,425             $-0-        $10,000

(a)  Commencement of distribution
(b)  Share amount is less than one full share.


26 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


NOTE G

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $250 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2006.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 were as follows:

                                          September 30,          September 30,
                                              2006                   2005
                                         --------------         --------------
Distributions paid from:
   Ordinary income                       $ 29,896,917            $ 46,488,145
Total taxable distributions                29,896,917              46,488,145
   Tax return of capital                           -0-                     -0-
Total distributions paid                 $ 29,896,917            $ 46,488,145


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 27


As of September 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $(130,795,272)(a)
Undistributed ordinary income                                    4,307,599
Unrealized appreciation/(depreciation)                         (12,052,613)(b)
Total accumulated earnings/(deficit)                         $(138,540,286)(c)

(a) On September 30, 2006, the Portfolio had a net capital loss carryforward for federal income tax purposes of $117,963,701 (of which $7,887,386 was attributable to the purchase of net assets of Alliance Mortgage Securities Income Fund, Inc., by the Portfolio in December of 2000), of which, $48,732,137 expires in the year 2007, $6,470,420 expires in the year 2008, $23,497,731 expires in the year 2011, $27,734,923 expires in the year 2013, and 11,528,490 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year ended September 30, 2006, $16,083,708 of capital loss carryforward expired. Based on certain provision in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Alliance Limited Maturity Government, Inc. may apply. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the fiscal year ended September 30, 2006, the Portfolio deferred to October 1, 2006 post-October capital losses of $12,794,456. For the year ended September 30, 2006, the Portfolio deferred losses on straddles of $37,115.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the realization for tax purposes of unrealized gains(losses) on certain derivative instruments.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment on bond premium, reclassification of paydown gains/losses and the expiration of capital loss carryforward resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment transactions and a net decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.


28 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

  (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 29


On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.


30 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 31


(iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


32 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 33


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                CLASS A
                                   -----------------------------------------------------------------
                                                                           July 1,
                                         Year Ended September 30,         2003 to     Year Ended June 30,
                                     -------------------------------     September  ----------------------
                                        2006        2005      2004      30, 2003(a)     2003       2002(b)
                                    ----------------------------------------------------------------------
Net asset value,
  beginning of period                  $6.98        $7.11     $7.27        $7.49        $7.21       $7.14

Income From Investment
  Operations
Net investment income(c)                 .30          .28       .30(d)       .06          .27         .37
Net realized and unrealized
  gain (loss) on investment
  transactions                          (.13)        (.12)     (.13)        (.20)         .35         .13
Net increase (decrease) in net
  asset value from operations            .17          .16       .17         (.14)         .62         .50

Less: Dividends and
  Distributions
Dividends from net investment
  income                                (.31)        (.29)     (.33)        (.08)        (.34)       (.37)
Distributions in excess of net
  investment income                       -0-          -0-       -0-          -0-          -0-       (.03)
Tax return of capital                     -0-          -0-       -0-          -0-          -0-       (.03)
Total dividends and distributions       (.31)        (.29)     (.33)        (.08)        (.34)       (.43)
Net asset value, end of period         $6.84        $6.98     $7.11        $7.27        $7.49       $7.21

Total Return
Total investment return based on
  net asset value(e)                    2.60%        2.31%     2.49%       (1.80)%       8.82%       7.11%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                   $457,168     $543,547  $626,183     $811,376     $889,115    $865,739
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                      1.04%(f)     1.30%     1.34%        1.18%(g)     1.10%       1.23%
  Expenses, before waivers/
    reimbursements                      1.04%(f)     1.30%     1.39%        1.18%(g)     1.10%       1.23%
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                    1.00%(f)     1.06%     1.10%        1.11%(g)     1.09%       1.09%
  Net investment income                 4.33%(f)     3.90%     4.23%(d)     3.43%(g)     3.64%       5.15%
Portfolio turnover rate                  159%         166%      150%         241%         976%      1,009%



See footnote summary on page 40.


34 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                CLASS B
                                   -----------------------------------------------------------------
                                                                           July 1,
                                         Year Ended September 30,         2003 to     Year Ended June 30,
                                     -------------------------------     September  ----------------------
                                        2006        2005      2004      30, 2003(a)     2003       2002(b)
                                    ----------------------------------------------------------------------
Net asset value,
  beginning of period                  $6.98        $7.11     $7.27        $7.49        $7.21       $7.14

Income From Investment
  Operations
Net investment income(c)                 .24          .23       .25(d)       .05          .22         .32
Net realized and unrealized
  gain (loss) on investment
  transactions                          (.12)        (.12)     (.13)        (.20)         .35         .13
Net increase (decrease) in net
  asset value from operations            .12          .11       .12         (.15)         .57         .45

Less: Dividends and
  Distributions
Dividends from net investment
  income                                (.26)        (.24)     (.28)        (.07)        (.29)       (.32)
Distributions in excess of net
  investment income                       -0-          -0-       -0-          -0-          -0-       (.03)
Tax return of capital                     -0-          -0-       -0-          -0-          -0-       (.03)
Total dividends and distributions       (.26)        (.24)     (.28)        (.07)        (.29)       (.38)
Net asset value, end of period         $6.84        $6.98     $7.11        $7.27        $7.49       $7.21

Total Return
Total investment return based on
  net asset value(e)                    1.86%        1.57%     1.74%       (1.98)%       8.07%       6.36%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $81,834     $138,856  $229,823     $399,040     $495,606    $400,221
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                      1.79%(f)     2.02%     2.07%        1.90%(g)     1.82%       1.93%
  Expenses, before waivers/
    reimbursements                      1.79%(f)     2.02%     2.13%        1.90%(g)     1.82%       1.93%
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                    1.75%(f)     1.78%     1.83%        1.83%(g)     1.81%       1.80%
  Net investment income                 3.59%(f)     3.20%     3.55%(d)     2.75%(g)     2.95%       4.41%
Portfolio turnover rate                  159%         166%      150%         241%         976%      1,009%



See footnote summary on page 40.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 35



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                CLASS C
                                   -----------------------------------------------------------------
                                                                           July 1,
                                         Year Ended September 30,         2003 to     Year Ended June 30,
                                     -------------------------------     September  ----------------------
                                        2006        2005      2004      30, 2003(a)     2003       2002(b)
                                    ----------------------------------------------------------------------
Net asset value,
  beginning of period                  $6.99       $7.12      $7.28        $7.50        $7.22       $7.15

Income From Investment
  Operations
Net investment income(c)                 .25         .23        .25(d)       .05          .22         .32
Net realized and unrealized
  gain (loss) on investment
  transactions                          (.12)       (.12)      (.13)        (.20)         .35         .13
Net increase (decrease) in net
  asset value from operations            .13         .11        .12         (.15)         .57         .45

Less: Dividends and
  Distributions
Dividends from net investment
  income                                (.27)       (.24)      (.28)        (.07)        (.29)       (.32)
Distributions in excess of net
  investment income                       -0-         -0-        -0-          -0-          -0-       (.03)
Tax return of capital                     -0-         -0-        -0-          -0-          -0-       (.03)
Total dividends and distributions       (.27)       (.24)      (.28)        (.07)        (.29)       (.38)
Net asset value, end of period         $6.85       $6.99      $7.12        $7.28        $7.50       $7.22

Total Return
Total investment return based on
  net asset value(e)                    1.87%       1.58%      1.73%       (1.98)%       8.06%       6.35%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                    $66,796     $84,303   $107,003     $167,359     $204,006    $202,030
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                      1.76%(f)    2.02%      2.06%        1.89%(g)     1.81%       1.93%
  Expenses, before waivers/
    reimbursements                      1.76%(f)    2.02%      2.11%        1.89%(g)     1.81%       1.93%
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                    1.72%(f)    1.77%      1.82%        1.83%(g)     1.80%       1.79%
  Net investment income                 3.60%(f)    3.19%      3.56%(d)     2.76%(g)     2.96%       4.42%
Portfolio turnover rate                  159%        166%       150%         241%         976%      1,009%



See footnote summary on page 40.


36 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               Advisor Class
                                   -----------------------------------------------------------------
                                                                           July 1,
                                         Year Ended September 30,         2003 to     Year Ended June 30,
                                     -------------------------------     September  ----------------------
                                        2006        2005      2004      30, 2003(a)     2003       2002(b)
                                    ----------------------------------------------------------------------
Net asset value,
  beginning of period                  $7.00     $ 7.12       $7.28        $7.50        $7.21       $7.14

Income From Investment
  Operations
Net investment income(c)                 .31        .30         .32(d)       .07          .29         .39
Net realized and unrealized
  gain (loss) on investment
  transactions                          (.12)      (.11)       (.12)        (.20)         .37         .13
Net increase (decrease) in net
  asset value from operations            .19        .19         .20         (.13)         .66         .52

Less: Dividends and
  Distributions
Dividends from net investment
  income                                (.34)      (.31)       (.36)        (.09)        (.37)       (.39)
Distributions in excess of net
  investment income                       -0-        -0-         -0-          -0-          -0-       (.03)
Tax return of capital                     -0-        -0-         -0-          -0-          -0-       (.03)
Total dividends and distributions       (.34)      (.31)       (.36)        (.09)        (.37)       (.45)
Net asset value, end of period         $6.85      $7.00       $7.12        $7.28        $7.50       $7.21

Total Return
Total investment return based on
  net asset value(e)                    2.75%      2.76%       2.82%       (1.72)%       9.29%       7.41%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $5,259     $5,981    $247,020     $204,108     $197,649    $177,834
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                       .74%(f)    .94%       1.02%         .89%(g)      .81%        .89%
  Expenses, before waivers/
    reimbursements                       .74%(f)    .94%       1.08%         .89%(g)      .81%        .89%
  Expenses, before waivers/
    reimbursements, excluding
    interest expense                     .70%(f)    .72%        .79%         .81%(g)      .80%        .81%
  Net investment income                 4.61%(f)   4.11%       4.52%(d)     3.72%(g)     3.96%       5.41%
Portfolio turnover rate                  159%       166%        150%         241%         976%      1,009%



See footnote summary on page 40.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 37


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Class R
                                                     ----------------------------------------
                                                                                   November 3
                                                       Year Ended September 30,    2003(h) to
                                                     -------------------------   September 30,
                                                        2006           2005             2004
                                                     -----------------------------------------
Net asset value, beginning of period                   $6.98          $7.11          $7.14

Income From Investment Operations
Net investment income(c)                                 .27            .26            .26(d)
Net realized and unrealized gain (loss) on
  investment transactions                               (.12)          (.11)           .00
Net increase in net asset value
  from operations                                        .15            .15            .26

Less: Dividends
Dividends from net investment income                    (.29)          (.28)          (.29)
Net asset value, end of period                         $6.84          $6.98          $7.11

Total Return
Total investment return based on net asset value(e)     2.26%          2.14%          3.72%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                $35            $25            $16
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements               1.34%(f)       1.49%          1.48%(g)
  Expenses, before waivers/reimbursements               1.34%(f)       1.49%          1.54%(g)
  Expenses, before waivers/reimbursements,
    excluding interest expense                          1.31%(f)       1.25%          1.27%(g)
  Net investment income                                 4.03%(f)       3.68%          4.08%(d)(g)
Portfolio turnover rate                                  159%           166%           150%



See footnote summary on page 40.


38 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            Class K
                                                               ---------------------------------
                                                                                        March 1,
                                                                  Year Ended         2005(h) to
                                                                September 30,      September 30,
                                                                        2006               2005
                                                               --------------------------------
Net asset value, beginning of period                                   $6.98              $7.02

Income From Investment Operations
Net investment income(c)                                                 .30                .16
Net realized and unrealized loss on investment transactions             (.13)              (.03)
Net increase in net asset value from operations                          .17                .13

Less: Dividends
Dividends from net investment income                                    (.31)              (.17)
Net asset value, end of period                                         $6.84              $6.98

Total Return
Total investment return based on net asset value(e)                     2.57%              1.79%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                $10                $10
Ratio to average net assets of:
  Expenses                                                              1.02%(f)           1.17%(g)
  Expenses, excluding interest expense                                   .98%(f)            .95%(g)
  Net investment income                                                 4.34%(f)           3.79%(g)
Portfolio turnover rate                                                  159%               166%


See footnote summary on page 40.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 39


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            Class I
                                                               ---------------------------------
                                                                                        March 1,
                                                                  Year Ended         2005(h) to
                                                                September 30,      September 30,
                                                                        2006               2005
                                                               --------------------------------
Net asset value, beginning of period                                   $6.98              $7.02

Income From Investment Operations
Net investment income(c)                                                 .32                .17
Net realized and unrealized loss on investment transactions             (.13)              (.03)
Net increase in net asset value from operations                          .19                .14

Less: Dividends
Dividends from net investment income                                    (.33)              (.18)
Net asset value, end of period                                         $6.84              $6.98

Total Return
Total investment return based on net asset value(e)                     2.89%              1.97%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                                $10                $10
Ratio to average net assets of:
  Expenses                                                               .75%(f)            .89%(g)
  Expenses, excluding interest expense                                   .71%(f)            .68%(g)
  Net investment income                                                 4.62%(f)           4.10%(g)
Portfolio turnover rate                                                  159%               166%



(a)  The Portfolio changed its fiscal year end from June 30 to September 30.

(b) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.03, increase net realized and unrealized gain on investment transactions per share by $.03, and decrease the ratio of net investment income to average net assets from 5.56% to 5.15% for Class A, from 4.82% to 4.41% for Class B, from 4.83% to 4.42% for Class C and from 5.81% to 5.41% for Advisor Class. Per share, ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d)  Net of expenses waived and reimbursed by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.Total investment return calculated for a period of less than one year is not annualized.

(f)  The ratio includes expenses attributable to costs of proxy solicitation.

(g)  Annualized.

(h)  Commencement of distribution.


40 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors of AllianceBernstein Bond Fund, Inc. U.S. Government Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the U.S. Government Portfolio (the "Portfolio"), one of the portfolios constituting the AllianceBernstein Bond Fund, Inc., as of September 30, 2006, and the related statement of operations for the period then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Portfolio of the AllianceBernstein Bond Fund, Inc. at September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
November 17, 2006


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 41


TAX INFORMATION
(unaudited)

93.7% of the ordinary income dividends paid by the Fund during the fiscal year ended September 30, 2006, qualify as "interest related dividends" for non-U.S. shareholders.


42 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Sean Kelleher(2), Vice President
Lipkee Lu(2), Vice President
Jeffrey S. Phlegar, Vice President
Kewjin Yuoh(2), Vice President
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller
Emilie D. Wrapp, Secretary


Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll-Free (800) 221-5672


Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the portfolio are made by the U.S.Investment Grade: Structured Asset Investment Team. Messrs. Yuoh, Kelleher, and Lu are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 43


MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                     PORTFOLIOS
                                                                                       IN FUND           OTHER
                                              PRINCIPAL                               COMPLEX       DIRECTORSHIPS
NAME, ADDRESS, AGE                          OCCUPATION(S)                           OVERSEEN BY        HELD BY
(FIRST YEAR ELECTED*)                    DURING PAST 5 YEARS                          DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
William H. Foulk, Jr., ##            Investment Adviser and an                         113               None
P.O. Box 5060                        independent consultant. He was
Greenwich, CT                        formerly Senior Manager of Barrett
06831-0505                           Associates, Inc., a registered
74                                   investment adviser, with which
(1998)                               he had been associated since
Chairman of the Board                prior to 2001. He was formerly
                                     Deputy Comptroller and Chief
                                     Investment Officer of the State
                                     of New York and, prior thereto,
                                     Chief Investment Officer of the
                                     New York Bank for Savings.

Ruth Block, ##, **                   Formerly Executive Vice                           100               None
500 SE Mizner Blvd.                  President and Chief Insurance
Boca Raton, FL 33432                 Officer of The Equitable Life
76                                   Assurance Society of the United
(1987)                               States; Chairman and Chief
                                     Executive Officer of Evlico
                                     (insurance); Director of Avon,
                                     BP (oil and gas), Ecolab
                                     Incorporated (specialty chemicals),
                                     Tandem Financial Group and Donaldson,
                                     Lufkin & Jenrette Securities
                                     Corporation; Governor at Large,
                                     National Association of Securities
                                     Dealers, Inc.

David H. Dievler, ##                 Independent consultant. Until                     112               None
P.O. Box 167                         December 1994, he was Senior
Spring Lake, NJ 07762                Vice President of AllianceBernstein
77                                   Corporation ("AB Corp"),
(1987)                               (formerly Alliance Capital
                                     Management Corporation)
                                     responsible for mutual fund
                                     administration. Prior to joining
                                     AB Corp in 1984, he was Chief
                                     Financial Officer of Eberstadt Asset
                                     Management since 1968. Prior to that,
                                     he was Senior Manager at Price
                                     Waterhouse & Co. Member of the
                                     American Institute of Certified
                                     Public Accountants since 1953.


44 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


                                                                                     PORTFOLIOS
                                                                                       IN FUND           OTHER
                                              PRINCIPAL                               COMPLEX       DIRECTORSHIPS
NAME, ADDRESS, AGE                          OCCUPATION(S)                           OVERSEEN BY        HELD BY
(FIRST YEAR ELECTED*)                    DURING PAST 5 YEARS                          DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, ##                    Consultant. Formerly President of                 111               None
P.O. Box 12,                          Save Venice, Inc. (preservation
Annandale, NY 12504                   organization) from 2001-2002,
64                                    Senior Advisor from June 1999
(1998)                                - June 2000 and President of
                                      Historic Hudson Valley (historic
                                      preservation) from December 1989-May
                                      1999. Previously, Director of the
                                      National Academy of Design and during
                                      1988-1992, Director and Chairman of
                                      the Audit Committee of AB Corp
                                      (formerly Alliance Capital Management
                                      Corporation).

Michael J. Downey, ##                 Consultant since January 2004.                    111           Asia Pacific
c/o Alliance Capital                  Formerly managing partner of                                     Fund, Inc.;
Management L.P.                       Lexington Capital, LLC (investment                                and The
1345 Avenue of the                    advisory firm) from December 1997                              Merger Fund.
Americas                              until December 2003. Prior thereto,
New York, NY 10105                    Chairman and CEO of Prudential
Attn: Phil Kirstein                   Mutual Fund Management from
62                                    1987 to 1993.
(2005)

D. James Guzy, ##                     Chairman of the Board of PLX                      111          Intel Corporation,
P.O. Box 128                          Technology (semi-conductors)                                    Cirrus Logic
Glenbrook, NV 89413                   and of SRC Computers, Inc.,                                      Corporation,
70                                    with which he has been associated                                  and the
(2005)                                since prior to 2001. He is also                                  Davis Selected
                                      President of the Arbor Company                                 Advisers Group of
                                      (private family investments).                                     Mutual Funds.

Nancy P. Jacklin, ##                  Formerly U.S. Executive Director                  111                 None
4046 Chancery Court,                  of the International Monetary
NW                                    Fund (December 2002-May
Washington, DC 20007                  2006); partner, Clifford Chance
58                                    (1992-2002); Senior Counsel,
(2006)                                International Banking and Finance,
                                      and Associate General Counsel,
                                      Citicorp (1985-1992); Assistant
                                      General Counsel (International),
                                      Federal Reserve Board of
                                      Governors (1982-1985); and
                                      Attorney Advisor, U.S. Department
                                      of the Treasury (1973-1982).
                                      Member of the Bar of the District
                                      of Columbia and of New York;
                                      member of the Council on
                                      Foreign Relations.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 45

                                                                                     PORTFOLIOS
                                                                                       IN FUND           OTHER
                                              PRINCIPAL                               COMPLEX       DIRECTORSHIPS
NAME, ADDRESS, AGE                          OCCUPATION(S)                           OVERSEEN BY        HELD BY
(FIRST YEAR ELECTED*)                    DURING PAST 5 YEARS                          DIRECTOR         DIRECTOR
---------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Marshall C. Turner, Jr., ##            Principal of Turner Venture                       111           The George
220 Montgomery Street                  Associates (venture capital and                              Lucas Educational
Penthouse 10                           consulting) since prior to 2001.                             Foundation, and
San Francisco,                         Chairman and CEO, DuPont                                         National
CA 94104                               Photomasks, Inc., Austin, Texas,                              Datacast, Inc.
65                                     2003-2005, and President and
(2005)                                 CEO since company acquired,
                                       and name changed to Toppan
                                       Photomasks, Inc. in 2005
                                       (semiconductor manufacturing
                                       services).

INTERESTED DIRECTOR
Marc O. Mayer, +                       Executive Vice President of                       111        SCB Partners
1345 Avenue of the                     the Adviser since 2001, and                                       Inc.;
Americas New York,                     Executive Managing Director of                                  SCB, Inc.
NY 10105                               AllianceBernstein Investments,
49                                     Inc. ("ABI") since 2003; prior thereto,
(2003)                                 he was head of AllianceBernstein
                                       Institutional Investments, a unit of
                                       the Adviser from 2001-2003. Prior
                                       thereto, Chief Executive Officer of
                                       Sanford C. Bernstein & Co., LLC
                                       (institutional research and brokerage
                                       arm of Bernstein & Co. LLC)
                                       ("SCB & Co.") and its predecessor
                                       since prior to 2001.


*  There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

## Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

+ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


46 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Officer Information
Certain information concerning the Fund's Officers is set forth below.

  NAME, ADDRESS*           POSITION(S) HELD                PRINCIPAL OCCUPATION DURING
      AND AGE                 WITH FUND                          PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer             President and Chief             See biography above.
49                        Executive Officer

Philip L. Kirstein        Senior Vice President           Senior Vice President and
61                        and Independent                 Independent Compliance Officer of
                          Compliance Officer              the AllianceBernstein Funds, with which he has been
                                                          associated since October 2004. Prior thereto, he was
                                                          Of Counsel to Kirkpatrick & Lockhart, LLP from October
                                                          2003 to October 2004, and General Counsel of Merrill
                                                          Lynch Investment Managers L.P. since prior to 2001
                                                          until March 2003.

S. Sean Kelleher          Vice President                  Senior Vice President of
45                                                        AllianceBernstein, with which he has been associated
                                                          since prior to 2001.

Lipkee Lu                 Vice President                  Vice President of AllianceBernstein
38                                                        since June 2005. Prior thereto, he was a Senior Vice
                                                          President and Structured Product portfolio manager at
                                                          Deerfield Capital Management LLC since prior to 2001.

Jeffrey S. Phlegar        Vice President                  Executive Vice President of the Adviser,
40                                                        with which he has been associated since prior to 2001.

Kewjin Yuoh               Vice President                  Vice President of the Adviser since
35                                                        March 2003. Prior thereto, he was a Vice President of
                                                          Credit Suisse Asset Management from 2000 to 2002 and a
                                                          Vice President of Brundage, Story & Rose since prior
                                                          to 2001.

Emilie D. Wrapp           Secretary                       Senior Vice President, Assistant General
51                                                        Counsel and Assistant Secretary of AllianceBernstein
                                                          Investments, Inc. with which she has been associated
                                                          since prior to 2001.

Joseph J. Mantineo        Treasurer and Chief             Senior Vice President of
47                        Financial Officer               AllianceBernstein Investments Services Inc. ("ABIS")**
                                                          and Vice President of AllianceBernstein Investments,
                                                          Inc.**, with which he has been associated since prior
                                                          to 2001.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 47


  NAME, ADDRESS*           POSITION(S) HELD                PRINCIPAL OCCUPATION DURING
      AND AGE                 WITH FUND                          PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------
Vincent S. Noto           Controller                      Vice President of AGIS**, with which
42                                                        he has been associated since prior to 2000.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, AllianceBernstein Investements Inc., ABIS and SCBA Co. are affiliates of the Fund.

  The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


48 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Information Regarding the Review and Approval of the Portfolio's Investment Advisory Contract

In this disclosure, the term "Fund" refers to AllianceBernstein Bond Fund, Inc., and the term "Portfolio" refers to the U.S. Government Portfolio.


The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Investment Advisory Contract (the "Advisory Agreement") between the Fund and the Adviser in respect of the Portfolio at a meeting held on June 14, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement in respect of the Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement in respect of the Portfolio with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in two private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement in respect of the Portfolio, the directors considered all factors they believed relevant, including the following:

   1. information comparing the performance of the Portfolio to other investment companies with similar investment objectives and to an index;


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 49


   2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

   3. payments received by the Adviser from all sources in respect of the Portfolio and all investment companies in the AllianceBernstein Funds complex;

   4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Portfolio and to all investment companies in the AllianceBernstein Funds complex;

   5. comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

   6. the extent to which economies of scale would be realized to the extent the Portfolio grows and whether fee levels reflect any economies of scale for the benefit of investors;

   7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Portfolio;

   8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Portfolio;

   9. portfolio turnover rates for the Portfolio compared to other investment companies with similar investment objectives;

   10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Portfolio;

   11. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Portfolio;

   12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

   13. the professional experience and qualifications of the Portfolio's portfolio management team and other senior personnel of the Adviser; and

   14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by


50 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement in respect of the Portfolio (including their determinations that the Adviser should continue to be the investment adviser for the Portfolio, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.


Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Portfolio's business and other affairs. The Adviser manages the investment of the assets of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Portfolio with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Portfolio) and executive and other personnel as are necessary for the Portfolio's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Portfolio's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio's Advisory Agreement.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 51


The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Portfolio's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Portfolio's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.


Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Portfolio. The directors focused on the profitability of the Adviser's relationship with the Portfolio before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Portfolio and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Portfolio was not excessive.


52 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Portfolio in respect of classes of shares of the Portfolio that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Portfolio and receive compensation in that connection and that a subsidiary of the Adviser provides transfer agency services to the Portfolio and receives compensation from the Portfolio for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's affiliates did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.


Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information provided by the Senior Officer based on information obtained from a Lipper database showing performance of the Class A Shares of the Portfolio as compared to a group of 9 to 8 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 28 to 23 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended April 30, 2006 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Portfolio as compared to the Lehman Brothers Government Bond Index (the "Index") for periods ended April+30, 2006 over the 1-, 3-, 5-, 10-year and since inception periods (December 1985 inception). The directors noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 5th quintile in all periods reviewed. The comparative information showed that the Portfolio underperformed the Index in all periods reviewed. Based on their review and their discussion of the reasons for the Portfolio's underperformance with the Adviser, the directors retained confidence in the Adviser's ability to continue to advise the Portfolio and concluded


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 53


that the Portfolio's performance was understandable. The directors informed the Adviser that they planned to closely monitor the Portfolio's performance.


Advisory Fees and Other Expenses

The directors considered information provided by the Senior Officer based on information obtained from a Lipper database showing the actual advisory fee rate paid by the Portfolio to the Adviser and fee rates paid by other funds in the same Lipper category as the Portfolio. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it which have a substantially similar investment style as the Portfolio. The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Portfolio but which involve investments in securities of the same type that the Portfolio invests in (i.e., fixed income taxable securities). They had previously received an oral presentation from the Adviser that supplemented such information. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a similar investment style as the Portfolio for the same fee rate schedule as the Portfolio except that the Portfolio's fee rate schedule is a quarterly fee based on net asset value at the end of each quarter and the portfolio's fee rate is a monthly fee based on average daily net assets. The directors also noted that the Adviser sub-advises another registered investment company with similar investment strategies as the Portfolio at a lower fee rate than the Portfolio.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Portfolio. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Portfolio by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Portfolio reflect the costs and risks of the additional obligations. The Adviser also noted that since the Portfolio is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.


54 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio's actual advisory fee rate of 43 basis points was materially lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Portfolio pursuant to the Advisory Agreement was one basis point. The directors noted that the Portfolio's total expense ratio was somewhat higher than the Expense Group and Expense Universe medians. The directors also noted that the Adviser had recently reviewed with them steps being taken that are intended to reduce expenses of the AllianceBernstein Portfolios. The directors concluded that the Portfolio's expense ratio was acceptable.


Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Portfolio's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 55


conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Portfolio's net assets.


56 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Bond Fund, Inc. (the "Fund") in respect of AllianceBernstein U.S. Government Portfolio (the "Portfolio"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

   1. Advisory fees charged to institutional and other clients of the Adviser for like services;

   2.   Advisory fees charged by other mutual fund companies for like services;

   3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

   4. Profit margins of the Adviser and its affiliates from supplying such services;

   5.   Possible economies of scale as the Portfolio grows larger; and

   6. Nature and quality of the Adviser's services including the performance of the Portfolio.


PORTFOLIO ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December
2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)


(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

(2) Future references to the Portfolio do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 57


             Net Assets
              09/30/06
Category      (million)        Advisory Fee(4)                 Portfolio
-------------------------------------------------------------------------------
Low Risk       $611.5          45 bp on 1st $2.5 billion       U.S. Government
Income                         40 bp on next $2.5 billion      Portfolio
                               35 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio's most recently completed fiscal year, the Adviser received $91,771 (0.01% of the Portfolio's average daily net assets) for such services.

Set forth below are the Portfolio's total expense ratios for the most recent semi-annual period:

Portfolio            Total Expense Ratio(5)         Fiscal Year
-------------------------------------------------------------------
U.S. Government       Class A     0.84%             September 30
Portfolio(6)          Advisor     1.15%
                      Class B     1.89%
                      Class C     1.87%
                      Class R     1.39%
                      Class K     1.05%
                      Class I     0.75%


I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Portfolio's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Portfolio to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio's investors is more time consuming and labor intensive compared to


(4) The Portfolio's advisory fees are based on the Portfolio's net assets at the end of each quarter and are paid on a quarterly basis.

(5)   Annualized.

(6) Includes interest expense of 0.06%, relating to the short-term credit facility used by the Portfolio.


58 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Form ADV that has a substantially similar investment style as the Portfolio.

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. "AVPS"), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Portfolio:(7)

Portfolio         AVPS Portfolio                Fee Schedule
-------------------------------------------------------------------------------
U.S. Government   U.S. Government /             0.45% on first $2.5 billion
Portfolio(8)      High Grade Securities         0.40% on next $2.5 billion
                  Portfolio                     0.35% on the balance

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Portfolio.


(7) It should be noted that AVPS was affected by the settlement between the Adviser and the NYAG.

(8) AVPS U.S. Government / High Grade Securities Portfolio's management fees are paid on a monthly basis and are based on the portfolio's average daily net assets, in contrast to the Portfolio, whose fees are paid on a quarterly basis and are based on the Portfolio's quarter end net assets.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 59


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Portfolio's ranking with respect to the proposed advisory fee relative to the median of the Portfolio's Lipper Expense Group ("EG")(9) at the approximate current asset level of the Portfolio.(10)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

                              Contractual        Lipper
                              Management     Expense Group
Portfolio                       Fee(11)          Median         Rank
----------------------------------------------------------------------
U.S. Government Portfolio       0.450            0.509          5/12

Lipper also analyzed the Portfolio's most recently completed fiscal year total expense ratio in comparison to the Portfolio's EG and Lipper Expense Universe ("EU"). The EU(12) is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

                            Expense    Lipper Exp.         Lipper Exp
                             Ratio       Group              Universe
   Portfolio                (%)(13)    Median (%)   Rank    Median (%)    Rank
-------------------------------------------------------------------------------
U.S. Government Portfolio    1.066       0.982      11/12     0.990       24/32


(9) Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

(10) The contractual management fee is calculated by Lipper using the Portfolio's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

(11) The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services.

(12) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(13)  Most recently completed fiscal year Class A share total expense ratio.


60 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Portfolio increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Portfolio, certain of the Adviser's affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship provided the affiliates' charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC").

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Portfolio's principal underwriter. ABI and the Adviser have disclosed in the Portfolio's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(14) During the Portfolio's most recently


(14) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 61


completed fiscal year, ABI received from the Portfolio $9,606, $4,541,671 and $183,553 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the Portfolio's most recently completed fiscal year, ABIS received $1,554,400 in fees from the Portfolio.(15)


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.


(15) The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then the transfer agent's account to the Portfolio's account. During the Portfolio's most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $15,301 under the offset agreement between the Portfolio and ABIS.


62 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio(16) relative to the Portfolio's Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(17) for the periods ended June 30, 2006.(18)

U.S. Government     Portfolio
Portfolio            Return    PG Median   PU Median     PG Rank     PU Rank
-------------------------------------------------------------------------------
1 year               -1.98       -1.44       -1.39        12/12       37/42
3 year                0.69        1.26        1.13        11/12       33/39
5 year                3.54        4.08        4.07        11/12       28/36
10 year               4.94        5.37        5.32        12/12       25/30


Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Portfolio (in bold)(19) versus its benchmark:(20)

                                       Periods Ending June 30, 2006
                                          Annualized Performance
-------------------------------------------------------------------------------
                                                                       Since
Funds                          1 Year    3 Year    5 Year   10 Year  Inception
-------------------------------------------------------------------------------
U.S. Government Portfolio      -1.98      0.69      3.54      4.94      6.22

Lehman Brothers
Government Bond Index          -1.16      1.31      4.73      6.04      7.40


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 15, 2006


(16) The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown was provided by the Adviser. Lipper maintains its own database that includes the Portfolio's performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

(17) The Portfolio's PG is identical to the Portfolio's EG. The Portfolio's PU is not identical to the Portfolio's EU. Funds with negative management fees are normally excluded from EUs, but not necessarily from PUs.

(18) Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

(19)  The performance returns shown are for the Class A shares of the Portfolio.

(20) The Adviser provided Portfolio and benchmark performance return information for periods through June 30, 2006.


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO o 63


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS


---------------------------------------------
Wealth Strategies Funds
---------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

---------------------------------------------
Blended Style Funds
---------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

---------------------------------------------
Growth Funds
---------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

---------------------------------------------
Value Funds
---------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

---------------------------------------------
Global & International
---------------------------------------------
Global Value Fund
International Value Fund

---------------------------------------------
Taxable Bond Funds
---------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

---------------------------------------------
Municipal Bond Funds
---------------------------------------------
National                 Michigan
Insured National         Minnesota
Arizona                  New Jersey
California               New York
Insured California       Ohio
Florida                  Pennsylvania
Massachusetts            Virginia

---------------------------------------------
Intermediate Municipal Bond Funds
---------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

---------------------------------------------
Closed-End Funds
---------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

---------------------------------------------
Retirement Strategies Funds
---------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


64 o ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT PORTFOLIO


ALLIANCEBERNSTEIN BOND FUND U.S. GOVERNMENT
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


USG-0151-0906


ITEM 2.   CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                     Audit-Related
                                       Audit Fees        Fees         Tax Fees
                                       ----------    -------------    ---------
AllianceBernstein U.S.
  Government Portfolio         2005     $52,000        $4,117          $13,031
                               2006     $54,500        $5,566          $12,781

AllianceBernstein Corporate
  Bond Portfolio               2005     $49,000        $4,012          $19,247
                               2006     $54,500        $5,566          $14,675


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                             Total Amount of
                                                            Foregoing Column
                                                           Pre-approved by the
                                      All Fees for           Audit Committee
                                   Non-Audit Services     (Portion Comprised of
                                    Provided to the        Audit Related Fees)
                                 Portfolio, the Adviser   (Portion Comprised of
                                 and Service Affiliates         Tax Fees)
                                 ----------------------   ---------------------
AllianceBernstein U.S.
  Government Portfolio
                          2005          $892,044               [ $184,851 ]
                                                               ( $171,820 )
                                                               ( $ 13,031 )

                          2006          $679,835               ( $149,862 )
                                                               ( $137,081 )
                                                               ( $ 12,781 )

AllianceBernstein
  Corporate Bond
  Portfolio               2005          $898,155               [ $190,962 ]
                                                               ( $171,715 )
                                                               ( $ 19,247 )
                          2006          $681,729               [ $169,385 ]
                                                               ( $154,710 )
                                                               ( $ 14,675 )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.      DESCRIPTION OF EXHIBIT
     -----------      ----------------------
     12 (a) (1)       Code of Ethics that is subject to the disclosure of
                      Item 2 hereof

     12 (b) (1)       Certification of Principal Executive Officer Pursuant
                      to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)       Certification of Principal Financial Officer Pursuant
                      to Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Bond Fund, Inc.

By:   /s/ Marc O. Mayer
     -------------------------
      Marc O. Mayer
      President

Date: November 28, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
     -------------------------
      Marc O. Mayer
      President

Date: November 28, 2005

By:   /s/ Joseph J. Mantineo
     -------------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date: November 28, 2006